Risk management	12 Months Ended
Dec. 31, 2017
Risk management
Risk management

54.   Risk management

a)	Cornerstones of the risk function

The risk management and control model deployed by the Santander Group is based on the principles set down below, which are also aligned with the Group’s strategy and, in addition take into account the regulatory and supervisory requirements, as well as the best market practices:

•

An advanced and comprehensive risk management policy, with a forward-looking approach that allows the Group to maintain a medium-low risk profile, through a risk appetite defined by Banco Santander’s board of directors and the identification and assessment of all risks.

•	Lines of defense that enable risk to be managed at source, controlled and monitored, in addition to an independent assessment.
•	A model predicated on autonomous subsidiaries with robust governance based on a clear committee structure that separates the risk management and control functions.
•	Information and technological management processes that allow all risks to be identified, developed, managed and reported at appropriate levels.
•	A risk culture integrated throughout the organization, composed of a series of attitudes, values, skills and action guidelines to deal with all risks.
•	All risks are managed by the units that generate them, using advanced models and tools.

1.Risk map

The risk map covers the main risk categories in which the Group has its most significant current and/or potential exposures, thus facilitating the identification thereof.

The risk map includes the following:

•

Credit risk: risk of financial loss arising from the default or credit quality deterioration of a customer or other third party, to which the Santander Group has either directly provided credit or for which it has assumed a contractual obligation.

•	Market risk: risk incurred as a result of changes in market factors that affect the value of positions in the trading book.
•	Liquidity risk: risk that the Group does not have the liquid financial resources to meet its obligations when they fall due, or can only obtain them at high cost.
•	Structural risk: risk arising from the management of different balance sheet items, not only in the banking book but also in relation to insurance and pension activities.
•	Capital risk: risk of Santander Group not having an adequate amount or quality of capital to meet its internal business objectives, regulatory requirements or market expectations.
•	Operational risk: defined as the risk of loss resulting from inadequate or failed internal processes, people and systems or from external events. This definition includes legal risk.
•	Conduct risk: risk arising from practices, processes or behaviors which are not adequate or compliant with internal regulation, legal or supervisory requirements.
•

Reputational risk: risk of current or potential negative economic impact to the Bank due to damage to the perception of the Bank on the part of employees, customers, shareholders/investors and the wider community.

•	Model risk: risk of loss arising from inaccurate predictions, causing the Bank to make suboptimal decisions, or from a model being used inappropriately.
•

Strategic risk: risk of loss or damage arising from strategic decisions or their poor implementation, that impact the long term interests of our key stakeholders, or from an inability to adapt to external developments.

2.Risk governance

For the proper development of the risk function, the Group has a strong governance policy in place to ensure that the risk decisions taken are appropriate and efficient and that they are effectively controlled within the established risk appetite framework.

The Group Chief Risk Officer (GCRO) oversees this function within the Group, advises and challenges the executive line and also reports independently to the risk, regulatory and compliance committee and to the board.

2.1.Lines of defense

Banco Santander’s management and control model is based on three lines of defense.

The business functions and all support functions that generate exposure to a risk make up the first line of defense. The role of these functions is to establish a management structure for the risks that are generated as part of their activity ensuring that these remain within the approved appetite risk and the established limits.

The second line of defense is composed by the risk control function, and the compliance and conduct function. The role of these functions is to provide independent oversight and challenge to the risk management activities performed by the first line of defense.

These functions are responsible for ensuring that the risks are managed in accordance with the risk appetite defined by senior management and to foster a strong risk culture across the whole organization. They must also provide guidance, advice and expert opinion in all key risk-related matters.

Internal audit as the third line of defense. As the last layer of control, regularly assesses policies, methods and procedures to ensure they are adequate and are being implemented effectively in the management and control of all risks.

The risk control, compliance and conduct and internal audit functions are sufficiently separated and independent from each other and regarding to other functions they control or supervise for the performance of their duties, and they have access to the board of directors and/or its committees through their maximum responsibles.

2.2.Risk committee structure

Ultimately, the board of directors is responsible for the risk control and management, and, in particular, for setting the risk appetite for Santander Group. It can also delegate its powers to committees classed as independent control bodies or decision-making bodies. The board uses the Risk supervision, Regulation and Compliance Committee as an independent risk control and oversight committee. The Group’s executive committee also pays special attention to the management of all risks.

The following bodies form the highest level of risk governance:

Independent control bodies

Risk, regulation and compliance oversight committee:

The purpose of this committee is to assist the board in matters of risk supervision and control, in the Group risk policies definition, in the relation with the supervisory authorities and in aspects of regulation and compliance, sustainability and corporate governance.

It is chaired by an independent director and is formed by external or non-executive directors, the majority of which are independent.

Risk control committee (CCR):

This collegiate body is responsible for the effective risk control, ensuring they are managed in accordance with the risk appetite level approved by the board, permanently adopting an all-inclusive overview of all the risks included in the general risk framework. This duty implies identifying and tracking both current and potential risks, and gauging their impact on the Group's risk profile.

This committee is chaired by the Group Chief Risk Officer (GCRO) and is composed of senior management members. The risk function, which chairs the committee, as well as the functions of compliance and conduct, financial accounting and control, and management control are represented, among others. The risk function officers (CROs) of local entities take part in the committee meetings on a regular basis to report on the risk profile of the entities and other aspects.

The risk control committee reports to the Risk supervision, Regulation and Compliance Committee and assists it in its function of supporting the board.

Decision-making bodies

Executive risk committee (ERC):

This collegiate body is responsible for the management of all risks under the powers allocated to it by the board of directors.

The committee takes part in risk decisions at the highest level, ensuring that they are within the limits set out in the Group's risk appetite. It reports on its activity to the board or its committees whenever it is required to do so.

It is chaired by the CEO and comprises executive directors, and the entity’s senior management. The risk function, finance and compliance and conduct, among others, are represented. The GCRO has a right to veto the decisions taken by this committee.

2.3.The Group's relationship with subsidiaries regarding risk management

Alignment of units with the corporate center

The management and control model shares, in all the Group’s units, basic principles via corporate frameworks. These frameworks are established by the Group's board of directors, and the local units adhere to them through their respective boards of directors, shaping the relationship between the subsidiaries and the Group, including the role played by the latter in taking important decisions by validating them.

Pursuant to these shared principles and basics, each unit adapts its risk management to its local reality, in accordance with corporate frameworks and reference documents provided by the Corporation, thus creating a recognizable and common risk management and control model in Santander Group.

Committee structure

The governance bodies of subsidiary entities are structured in accordance with local regulatory and legal requirements and the dimension and complexity of each subsidiary, being consistent with those of the parent company, as established in the internal governance framework, thereby facilitating communication, reporting and effective control.

The Group-Subsidiaries Governance Model and good governance practices for subsidiaries recommends that each subsidiary should have bylaw-mandated risk committees and other executive risk committees, in line with best corporate governance practices, consistently with those already in place in the Group.

Given its capacity for comprehensive (enterprise wide) and aggregated oversight of all risks, the Corporation exercises a validation and questioning role with regard to the operations and management policies of the subsidiaries, insofar as they affect the Group’s risk profile.

3.Management processes and tools

3.1. Risk appetite and limits structure

Santander defines risk appetite as the amount and type of risks considered reasonable to assume for implementing its business strategy, so that the Group can maintain its ordinary activity in the event of unexpected circumstances. For the latter, severe scenarios are taken into account that could have a negative impact on the levels of capital, liquidity, profitability and/or the share price.

The board is responsible for annually setting and updating the risk appetite, monitoring the Bank’s risk profile and ensuring consistency between both of them.

The risk appetite is set for the whole Group, as well as for each of the main business units in accordance with a corporate methodology adapted to the circumstances of each unit/market. At local level, the boards of the subsidiaries are responsible for approving the respective risk appetite proposals once they have been validated by the Group.

Corporate risk appetite principles

The following principles govern the Santander Group’s risk appetite in all its units:

•	Responsibility of the board and of senior management. The board is the maximum body responsible for setting the risk appetite and its regulation support, as well as supervising its compliance.
•

Enterprise Wide Risk, backtesting and challenging of the risk profile. The risk appetite must consider all significant risks to which the Bank is exposed, facilitating an aggregate vision of the risk profile through the use of quantitative metrics and qualitative indicators.

•

Forward-looking view. The risk appetite must consider the desirable risk profile for the current moment, as well as in the medium term, taking into account both the most plausible circumstances and the stress scenarios.

•

Alignment with strategic and business plans and management integration ( 3 year plan, annual budget, ICAAP, ILAAP crisis recovery plans). The risk appetite is a benchmark in strategic and business planning and is integrated.

•	Coherence in the risk appetite of the various units and common risk language throughout the Organization.
•	Regular review, continuous backtesting and best practices and regulatory requirements adaptation.

Limits, monitoring and control structure

The risk appetite is formulated every year and includes a series of metrics and limits on these metric (statements) which express in quantitative and qualitative terms the maximum risk exposure that each unit of the Group or the Group as a whole is willing to assume.

Fulfilling the risk appetite limits is continuously monitored. The specialized control functions report at least every quarter to the board and its risk committee on the risk profile adequacy with the authorized risk appetite.

Linkage of the risk appetite limits with the limits used to manage the business units and portfolios is a key element for making the risk appetite an effective risk management tool.

Pillars of the risk appetite

The risk appetite is expressed via limits on quantitative metrics and qualitative indicators that measure the exposure or risk profile by type of risk, portfolio, segment and business line, in both current and stressed conditions. These metrics and risk appetite limits are articulated in five large areas that define the positioning that Santander’s senior management wants to adopt or maintain in the development of its business model:

•	The volatility in the income statement that the Group is willing to accept.
•	The solvency position that the Group wants to maintain.
•	The minimum liquidity position that the Group wants to have.
•	The maximum levels of concentration that the Group considers reasonable to admit.
•	Non-financial and transversal risks.

3.2. Risk identification and assessment (RIA)

Santander Group carries out the identification and assessment of the different risks it is exposed to involving the different lines of defense to strengthen its advanced and proactive risk management practice, establishing management standards that not only meet regulatory requirements but also reflect best practices in the market, and being also a risk culture transmission mechanism.

The function includes all the risk identification and assessment processes, as well as its integration within the Santander Group risk profile, its units and activities, thereby keeping the risk map up to date.

In addition to identifying and assessing the Group's risk profile by risk type and unit, RIA analyses the evolution of risks and identifies areas for improvement in each of the blocks that compose it:

•	Risk performance, enabling understanding of residual risk by risk type through a set of metrics and indicators calibrated using international standards.
•	Assessment of the control environment, measuring the degree of implementation of the target operating model, pursuant to advanced standards.
•

Forward-looking analysis of the unit, based on stress metrics and identification and/or assessment of the main threats to the strategic plan (Top Risks), enabling specific action plans to be put in place to mitigate potential impacts and monitoring these plans.

In 2017, the function evolved along three main lines, ensuring the simplification and reinforcement of interaction among the communities of control and the completeness of the risk profile:

•	Update of the control environment standards based on industry performance, internal management models and regulatory requirements:
i)	Homogeneous conceptual architecture developed to enable consistent analysis and assessments, and to simplify data execution/exploitation, as well as the reporting to senior management.
ii)	Environment control assessments simplification.
iii)	Greater involvement of the different stakeholders of the communities of control, particularly local risk functions, corporate risk control functions and internal audit.
iv)	Prioritization of areas for improvement identified according to their materiality.
•	New technology platform to facilitate data use and process implementation:
i)	Manual processes automatization
ii)	Real time access to information in the different units and for all stakeholders.
iii)	Internal technology solution with improved data safety and enhanced user experience.
iv)	Information reporting module to design and produce ad hoc reports.
•	Wider scope by risk type and geography.

3.3. Scenario analysis

The Group conducts advanced management of risks by analyzing the impact that different scenarios could trigger in the environment in which the Bank operates. These scenarios are expressed both in terms of macroeconomic variables, as well as other variables that affect management.

Scenario analysis is a very robust and useful tool for management at all levels. It enables the assessment of - Group’s resistance to stressed environments or scenarios, and puts into force a set of measures that reduce its risk profile to these scenarios. The objective is to maximize the stability of the income statement and capital and liquidity levels.

The robustness and consistency of the scenario analysis exercises are based on the following pillars:

•

Developing and integrating mathematical models that estimate the future evolution of metrics (e.g. credit losses), based on both historic information (internal to the Bank and external from the market), as well as simulation models.

•	Inclusion of expert judgement and know-how of portfolios, questioning and backtesting the models results.
•	The backtesting of the models results against the observed data, ensuring that the results are adequate.
•	The governance of the whole process, covering the models, scenarios, assumptions and rationale of the results, and their impact on management.

From January 1, 2018, the processes, models and scenario analysis methodology will be included in the new regulatory provisions requirements (IFRS 9).

The main uses of scenario analysis are as follows:

•	Regulatory uses: in which stress tests of scenarios are performed under guidelines set by the European regulator or by each of the various national regulators that supervise the Group.
•

Internal capital (ICAAP) or liquidity adequacy assessment processes (ILAAP) in which, although the regulator can impose certain requirements, the Group develops its own methodology to assess its capital and liquidity levels vis-à-vis various stress scenarios. These tools enable capital and liquidity management to be planned.

•	Risk appetite: this contains stressed metrics on which maximum loss levels (or minimum liquidity levels) are established that the Bank does not wish to exceed.
•	Recurrent risk management in different processes/tests:
•

Budgetary and strategic planning process, in the generation of commercial policies for risk approval, in the global risk analysis made by senior management and in specific analyses of activities and portfolios.

•

Identification of potential risks (“Top Risks”). After a systematic process to identify and assess all the risks to which the Group is exposed, the “Top Risks” are selected and the Entity’s risk profile is established. Each “Top Risk” has an associated macroeconomic or idiosyncratic scenario. To assess the impact of these risks on the Group, internal scenario analysis and stress testing models and methodologies are employed.

•

Recovery plan performed annually to establish the available measures the Bank will have, in order to survive an extremely severe financial crisis. The plan sets out a series of financial and macroeconomic stress scenarios, with differing degrees of severity, that include idiosyncratic and/or systemic events that are relevant for the Entity.

3.4. Risk Data Aggregation & Risk Reporting Framework (RDA/RRF)

In recent years, Santander Group has developed and implemented the necessary structural and operating improvements to reinforce and consolidate enterprise-wide risk, based on complete, precise and regular data. This allows the Group's senior management to assess risk and act accordingly. In this sense, the strategic risk transformation plan is aligned with regulatory requirements, as evidenced in the review performed by the European supervisor with regard to compliance with the standards set forth in regulation BCBS 239.

In 2017, the Group has worked to consolidate the comprehensive data and information management model, and the implementation and renewal of technology systems, thereby enabling a balanced reporting taxonomy to be maintained that covers all the key risk areas within the Organization, in compliance with the Group’s size, risk profile and activity.

Therefore, three reports are submitted each month to senior management relating to risk management issues and the subsequent decision-making: the Group risks report, the risks report for each unit and the report on risk factors.

c)  Credit risk

1.    Introduction to the credit risk treatment

Credit risk is the risk of financial loss arising from the default or credit quality deterioration of a customer or other third party, to which the Santander Group has either directly provided credit or for which it has assumed a contractual obligation.

The Group’s risks function is organized on the basis of three types of customers:

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The Individuals segment includes all physical persons, except those with a business activity. This segment is, in turn, divided into sub-segments by income levels, which enables risk management adjusted to the type of customer.

•

The SMEs, Commercial Banking and Institutions segment includes companies and physical persons with business activity. It also includes public sector activities in general and private sector non-profitable entities.

•

The Santander Global Corporate Banking (SGCB) segment consists of corporate customers, financial institutions and sovereigns, comprising a closed list that is revised annually. This list is determined on the basis of a full analysis of the company (business type, countries of operation, product types, volume of revenues it represents for the Bank, etc.).

The Group’s profile is mainly retail, accounting for 85% of total risk generated by the retail and commercial banking businesses.

2.    Main aggregates and variations

Following are the main aggregates relating to credit risk arising on customer business:

Main credit risk aggregates arising on customer business

(Management information data)

	Credit risk with customers[1]			Non‑performing rate			Coverage rate
	(millions of euros)			(%)			(%)
	2017	2016	2015	2017	2016	2015	2017	2016	2015
Continental Europe	337,768	331,706	321,395	4.50	5.92	7.27	58.0	60.0	64.2
Spain	172,176	172,974	173,032	4.72	5.41	6.53	45.9	48.3	48.1
Santander Consumer Finance	92,589	88,061	76,688	2.50	2.68	3.42	101.4	109.1	109.1
Portugal	32,816	30,540	31,922	5.71	8.81	7.46	59.1	63.7	99.0
Poland	24,391	21,902	20,951	4.57	5.42	6.30	68.2	61.0	64.0
UK	247,625	255,049	282,182	1.33	1.41	1.52	32.0	32.9	38.2
Latin América	165,683	173,150	151,302	4.50	4.81	4.96	84.6	87.3	79.0
Brasil	83,076	89,572	72,173	5.29	5.90	5.98	92.6	93.1	83.7
Mexico	28,939	29,682	32,463	2.69	2.76	3.38	97.5	103.8	90.6
Chile	40,406	40,864	35,213	4.96	5.05	5.62	58.2	59.1	53.9
Argentina	8,085	7,318	6,328	2.50	1.49	1.15	100.1	142.3	194.2
US	77,190	91,709	90,727	2.79	2.28	2.13	170.2	214.4	225.0
Puerto Rico	2,944	3,843	3,924	7.13	7.13	6.96	55.2	54.4	48.5
Santander Bank	44,237	54,040	54,089	1.21	1.33	1.16	102.2	99.6	114.5
SC USA	24,079	28,590	28,280	5.86	3.84	3.66	212.9	328.0	337.1
Total Grupo excluding Banco Popular	832,655	855,510	850,909	3.38	3.93	4.36	70.8	73.8	73.1
Banco Popular	88,313	—	—	10.75	—	—	48.7	—	—
Total Grupo	920,968	855,510	850,909	4.08	3.93	4.36	65.2	73.8	73.1
(1)	Includes gross lending to customers, guarantees and documentary credits.

Risk is diversified among the main regions where the Group operates[6]: Continental Europe (41%), UK (30%), Latin America (20%) and the US (9%), with a suitable balance between mature and emerging markets.

Credit risk with customers fell by 3% in 2017, considering an unchanged perimeter, mainly due to the US, UK and Brazil

(as a result of exchange rate effects). Growth in local currency was generalized across all units with the exception of the United States and Spain.

These levels of lending, together with lower non-performing loans (NPLs) of €28,104 million (-16% vs. 2016) reduced the Group’s NPL ratio to 3.38% (-55 b.p. against 2016).

For coverage of these NPLs, the Group recorded provisions of €8,997 million (-5.5% vs. December 2016), after deducting write-off recoveries. This fall is materialized in a decrease in the cost of credit to 1.12% (6 bp less than in the previous year).

Detail of the main geographical areas

3.1. United Kingdom

Credit risk with customers in the UK amounted to €247,625 million at the end of December 2017, accounting for 30% of the Group total.

[1] Excluding Popular.

Mortgage portfolio

It is worth highlighting the individuals mortgage portfolio because of its importance for Santander UK and all of the Group’s lending. This stood at €174,930 million at the end of 2017.

This portfolio consists of mortgages for the housing acquisition, granted to new, as well as existing customers and always constituting the first mortgage. There are no operations that entail second or successive liens on mortgaged properties.

Geographically, the credit exposures are predominantly concentrated in the south east area of the UK and, particularly, in the metropolitan area of London.

All properties are valued independently before each new transaction is approved, in accordance with the Group’s risk management principles.

The value of the property used as collateral for mortgages that have already been granted is updated quarterly by an independent agency, using an automatic valuation system in accordance with market practices and in compliance with the prevailing legislation.

3.2. Spain

Portfolio overview

Total credit risk (including guarantees and documentary credits) at Santander Spain (excluding the real estate unit, which is discussed subsequently in more detail) amounted to €172,176 million (20.7% of the Group total), with an adequate level of diversification by both product and customer segment.

Growth in new production in the main portfolios for individuals and corporates continued in 2017, underpinned by the improved economic situation and the different strategies implemented by the Bank. Total credit risk was down 0.5% in year-on-year terms, mainly due to decreased funding extended to public administrations and the pace of repayments that exceeded growth in new production in the housing mortgages segment. All other individuals loans (consumer loans and credit cards) returned to growth tendency, and the commercial banking segment consolidated its tendency started in 2016.

The NPL ratio for the total portfolio was 4.72% 69 bp less than in 2016. The fall in lending (which increased the NPL ratio by 3 bp) was offset by the better NPL figure (which reduced the ratio by 72 bp). This improvement was mainly due to gross NPL entries, which were 19% lower than in 2016, and to the normalization of several restructured positions and portfolio sales.

Portfolio of home purchase loans to families

Home purchase loans granted to families in Spain stood at 64,588 million at 2017 year-end. Of this amount, 99.18% was secured by mortgages.

	31/12/17
	Gross	Of which:
In millions of euros	amount	Non-performing
Home purchase loans to families	64,588	2,594
Without mortgage guarantee	532	147
With mortgage guarantee	64,056	2,447

The risk profile of the home purchase mortgage loan portfolio in Spain remained at a medium-low level, with limited prospects of additional impairment:

•	All mortgage transactions include principal repayments from the very first day.
•	Early repayment is common practice and, accordingly, the average life of the transactions is far shorter than their contractual term.
•	High quality of collateral, since the portfolio consists almost exclusively of principal-residence loans.
•	Stable average debt-to-income ratio at around 28.2%.
•	79.8% of the portfolio has an LTV of less than 80% (calculated as the ratio of total exposure to the amount of the latest available appraisal).

Breakdown of the credit with mortgage guarantee to households for house acquisition, according to the percentage that the total risk represents on the amount of the latest available valuation (loan to value).

	31/12/17
	Loan to value ratio
		More than	More than	More than
		40% and	60% and	80% and
	Less than or	less than	less than	less than or	More than
In millions of euros	equal to 40%	60%	80%	equal to 100%	100%	Total
Gross amount	14,430	17,434	19,232	7,899	5,061	64,056
Of which: Watchlist /Non-performing	224	354	591	504	774	2,447

Credit policies limit the maximum loan to value to 80% for first residence mortgages and 70% in the case of second home mortgages.

Companies portfolio

Credit risk assumed directly with SMEs and Corporates (€96,726 million) is the main lending segment in Spain (56% of the total).

Most of the portfolio (95%) corresponds to customers who have been assigned an analyst to monitor them continuously throughout the risk cycle.

The non-performing loans ratio of this portfolio stood at 4.88% in 2017.

Real estate business

The Group manages, as a separate unit, the real estate business portfolio as result of the previous year’s sector crisis and the new business identified as viable. In both cases the Group has specialized teams not only involve in the risk areas, but also complement and support all these transactions life cycle: commercial management, legal treatment and an eventual recovery function.

In recent years the Group's strategy has been geared towards reducing these assets. The changes in gross property development loans to customers were as follows:

	Millions of euros
	31/12/17	31/12/16	31/12/15
Balance at beginning of year	5,515	7,388	9,349
Foreclosed assets	(27)	(28)	(62)
Banco Popular (Perimeter)	2,934	—	—
Reductions (1)	(1,620)	(1,415)	(1,481)
Written-off assets	(330)	(430)	(418)
Balance at end of year	6,472	5,515	7,388
(1)	Includes portfolio sales, cash recoveries and third-party subrogations.

The NPL ratio of this portfolio ended the year at 29.96% (compared with 61.87% at December 2016) due to the increase in the proportion of non-performing assets in the troubled loan portfolio and, in particular, to the sharp reduction in lending in this segment. The table below shows the distribution of the portfolio. The coverage ratio of the real estate doubtful exposure in Spain stands at 38.73%.

	12/31/17
		Excess over
		collateral	Specific
Millions of euros	Gross amount	value	allowance
Financing for construction and property development recognized by the Group's credit institutions (including land) (business in Spain)	6,472	1,513	1,131
Of which:Watchlist/ Non-performing	1,939	708	751
Memorandum items: Written-off assets	3,133

Memorandum items: Data from the public consolidated balance sheet	12/31/17
Carrying
Millions of euros	amount
Total loans and advances to customers excluding the public sector (business in Spain)	235,140
Total consolidated assets	1,444,305
Impairment losses and credit risk allowances. Coverage for unimpaired assets (business in Spain)	1,289

At year-end, the concentration of this portfolio was as follows:

Loans: Gross
amount
Millions of euros	12/31/17
1. Without mortgage guarantee	664
2. With mortgage guarantee	5,808
2.1 Completed buildings	3,684
2.1.1 Residential	1,726
2.1.2 Other	1,958
2.2 Buildings and other constructions under construction	995
2.2.1 Residential	562
2.2.2 Other	433
2.3 Land	1,129
2.3.1 Developed consolidated land	900
2.3.2 Other land	229
Total	6,472

Policies and strategies in place for the management of these risks

The policies in force for the management of this portfolio, which are reviewed and approved on a regular basis by the Group's senior management, are currently geared towards reducing and securing the outstanding exposure, albeit without neglecting any viable new business that may be identified.

In order to manage this credit exposure, the Group has specialized teams that not only form part of the risk areas but also supplement the management of this exposure and cover the entire life cycle of these transactions: commercial management, legal procedures and potential recovery management.

As has already been discussed in this section, the Group's anticipatory management of these risks enabled it to significantly reduce its exposure, and it has a granular, geographically diversified portfolio in which the financing of second residences accounts for a very small proportion of the total.

Mortgage lending on non-urban land represents a low percentage of mortgage exposure to land, while the remainder relates to land already classified as urban or approved for development.

The significant reduction of exposure in the case of residential financing projects in which the construction work has already been completed was based on various actions. As well as the specialized marketing channels already in existence, campaigns were carried out with the support of specific teams of managers for this function who, in the case of the Santander Network, were directly supervised by the recoveries business area. These campaigns, which involved the direct management of the projects with property developers and purchasers, reducing sale prices and adapting the lending conditions to the buyers’ needs, enabled loans already in force to be subrogated. These subrogations enable the Group to diversify its risk in a business segment that displays a clearly lower non-performing loans ratio.

In the case of construction-phase projects that are experiencing difficulties of any kind, the policy adopted is to ensure completion of the construction work so as to obtain completed buildings that can be sold in the market. To achieve this aim, the projects are analyzed on a case-by-case basis in order to adopt the most effective series of measures for each case (structured payments to suppliers to ensure completion of the work, specific schedules for drawing down amounts, etc.).

The loan approval processes are managed by specialist teams which, working in direct coordination with the sales teams, have a set of clearly defined policies and criteria:

•	Property developers with a robust solvency profile and a proven track record in the market.
•	Medium-high level projects, conducting to contracted demand and significant cities.
•	Strict criteria regarding the specific parameters of the transactions: exclusive financing for the construction cost, high percentages of accredited sales, principal residence financing, etc.
•	Support of financing of government-subsidized housing, with accredited sales percentages.
•	Restricted financing of land purchases dealt with exceptional nature.

In addition to the permanent control performed by its risk monitoring teams, the Group has a specialist technical unit that monitors and controls this portfolio with regard to the stage of completion of construction work, planning compliance and sales control, and validates and controls progress billing payments. The Group has created a set of specific tools for this function. All mortgage distributions, amounts drawn down of any kind, changes made to the grace periods, etc. are authorized on a centralized basis.

Foreclosed properties

At December 31, 2017, the net balance of these assets amounted to €4,592 million (gross amount: €9,711 million; recognized allowance: €5,119 million, of which €2,776 million related to impairment after the foreclosure date).

The following table shows the detail of the assets foreclosed by the businesses in Spain at the end of 2017:

	31/12/17
			Of which:
			Impairment
	Gross		losses on assets
	carrying	Valuation	since time of	Carrying
Millions of euros	amount	adjustments	foreclosure	amount
Property assets arising from financing provided to construction and property development companies	6,775	3,821	2,343	2,954
Of which:
Completed buildings	1,953	942	781	1,011
Residential	991	446	311	545
Other	962	496	470	466
Buildings under construction	406	151	51	255
Residential	405	151	51	254
Other	1	—	—	1
Land	4,416	2,728	1,511	1,688
Developed land	1,406	879	287	527
Other land	3,010	1,849	1,224	1,161
Property assets from home purchase mortgage loans to households	1,824	863	379	961
Other foreclosed property assets	1,112	435	54	677
Total property assets	9,711	5,119	2,776	4,592

Additionally, the property included in the sale agreement (See note 3b.ii) amount to a net book value of €5,944 million (gross amount amounts to €16,134 million).

In recent years, the Group has considered foreclosure to be a more efficient method for resolving cases of default than legal proceedings. The Group initially recognizes foreclosed assets at the lower of the carrying amount of the debt (net of provisions) and the fair value of the foreclosed asset (less estimated costs to sell).Subsequent to initial recognition, the assets are measured at the lower of fair value (less costs to sell) and the amount initially recognized.

The fair value of this type of assets is determined by the Group's directors based on evidence obtained from qualified valuers or evidence of recent transactions.

The management of real estate assets on the balance sheet is carried out through companies specializing in the sale of real estate that is complemented by the structure of the commercial network. The sale is realized with levels of price reduction in line with the market situation.

The changes in foreclosed properties were as follows:

	Thousands of
	millions of euros (*)
	2017	2016	2015
Gross additions	1.4	1.3	1.7
Disposals	(1.9)	(1.3)	(1.1)
Difference	(0.5)	—	0.6

(*)    Without considering the Blackstone operation (See Note 3).

3.3. United States

Santander Holdings USA, Inc. (SHUSA), with a credit risk of €77,190[7] million at the close of end of December (representing 9% of the total Group), is made up of the following business units:

•

Santander Bank, National Association: with total loans, including off-balance sheet exposure, of €44,237 million (57% of Santander US total). It focuses on retail and commercial banking, of which 38% is with individuals and approximately 62% with companies. One of the main strategic goals for this unit is to continue to roll out its transformation plan. This focuses on compliance with all regulatory programs, together with the development of the retail and commercial banking model towards a comprehensive solution for its customers.

Most of the lending of Santander Bank is secured - around 59% of the total - mainly through mortgages and lending to Commercial Banking. This explains its low NPL ratio and cost of credit. Lending has decreased by 16% over 2017, due to the sale of non-core assets in a bid to optimize its balance sheet and improve profitability, and due to the exchange rate effect.

•

Santander Consumer USA Holdings Inc. (SC USA): vehicles finance company, with lending of €24,079 million (31% of the total for the USA), with a vehicle leasing portfolio amounting to €9,439 million. This activity is mainly based on its business relationship with the Fiat Chrysler Automobiles (FCA) group, which dates back to 2013. Through this agreement, SC USA became the preferred finance provider for Chrysler vehicles in the USA.

The risk indicators for SC USA are higher than those of the other US units, due to the nature of its business, which focuses on vehicle financing through loans and leasings. The credit profile of the unit's customers covers a wide spectrum as SC USA seeks to optimize the risk assumed and the associated returns. As a result, the cost of credit is higher than in other Group units, but this is offset by the returns generated.

•

Other USA businesses: Banco Santander Puerto Rico (BSPR) is a retail and commercial bank operating in Puerto Rico. Its lending stood at €2,944 million at December 2017, 4% of the total. Santander Investment Securities Inc. (SIS), the New York, is dedicated to wholesale banking, with total lending at the end of December 2017 of €2,451 million (3% of total in the USA). Finally, Banco Santander International (BSI), the Miami, focuses mainly on private banking. Its lending portfolio stood at €3,471 million at the close of December 2017 with 4% of the total in the USA.

3.4. Brazil

Credit risk in Brazil amounts to €83,076 million, down 7% against 2016 and largely due to the depreciation of the Brazilian currency. Santander Brasil therefore accounts for 10% of all Santander Group lending.

In December 2017, growth in local currency was approximately 7.5%. This increase was more pronounced in retail segments with a more conservative risk profile, at the same time boosting customer relations and loyalty and business attracted through digital channels.

The NPL ratio stood at 5.29% at year-end 2017 (-61 bp compared to the year-end of 2016). This fall was due to the preventive management of risks on the portfolio, in addition to the improved macroeconomic outlook and the implementation of certain structural reforms that were well received by the market.

[7] Including €11 million of lending under holding company.

The outlook is optimistic since the economy returned to growth, with GDP rising on the back of private consumption and exports. This is significant as it marks a trend change after several years of recession. Investment has also picked up, supported by the improved business confidence climate. Additionally, inflation is below the government’s target, which has allowed the Monetary Policy Committee to significantly reduce the country’s official interest rate (SELIC). The unemployment rate, while still high, has also shown improvement signs.

4.    Credit risk from other standpoints

4.1. Credit risk from financial market operations

This section covers credit risk generated in treasury activities with customers, mainly with credit institutions. Operations are developed through money market financial products with different financial institutions and through counter-party risk products which serve the Group’s clients.

According to chapter six of the CRR (EU regulation 575/2013), the counterparty credit risk is the risk that the client in an operation could default before the definitive settlement of the cash flows of the operation. It includes the following types of operations: derivative instruments, operations with repurchase commitment, stock lending commodities, operations with deferred settlement and financing of guarantees.

There are two methodologies for measuring this exposure: i. mark to market (MtM) methodology (replacement value of derivatives) plus potential future exposure (add on) and ii. the calculation of exposure using Monte Carlo simulation for some countries and products. The capital at risk or unexpected loss is also calculated, i.e. the loss which, once the expected loss has been subtracted, constitutes the economic capital, net of guarantees and recovery.

After markets close, exposures are re-calculated by adjusting all operations to their new time frame, adjusting the potential future exposure and applying mitigation measures (netting, collateral, etc.), so that the exposures can be controlled directly against the limits approved by senior management. Risk control is performed through an integrated system and in real time, enabling the exposure limit available with any counterparty, product and maturity and in any Group unit to be known at each moment.

4.2. Concentration risk

The concentration risk control is a vital part of management. The Group continuously tracks the degree of concentration of its credit risk portfolios using various criteria: geographical areas and countries, economic sectors, products and groups of customers.

The board, via the risk appetite, determines the maximum levels of concentration. In line with the risk appetite, the Executive Risk Committee establishes the risk policies and reviews the appropriate exposure levels for the adequate management of the degree of concentration of credit risk portfolios.

The Group is subject to the regulation on large risks contained in the fourth part of the CRR (EU regulations 575/2013), according to which the exposure contracted by an entity with a customer or group of customers linked among themselves will be considered a large exposure when its value is equal or greater than 10% of eligible capital. In addition, in order to limit large exposures, no entity can assume exposure exceeding 25% of its eligible capital with a single customer or group of linked customers, after taking into account the impact of the reduction of credit risk contained in the regulation.

Regulatory credit exposure with the 20 largest groups within the sphere of large risks represented 4.7% of outstanding credit risk with customers (lending plus balance sheet risks) at December 2017.

The Group’s risk division works closely with the financial division to actively manage credit portfolios. Its activities include reducing the concentration of exposures through various techniques, such as using credit derivatives and securitizations to optimize the risk-return relationship for the whole portfolio.

The detail, by activity and geographical area of the counterparty, of the concentration of the Group's risk at December 31, 2017 is as follows:

	31/12/17 (*)
			Other EU		Rest of the
Millions of euros	Total	Spain	countries	America	world
Central banks and Credit institutions	243,319	56,369	95,749	81,566	9,635
Public sector	196,358	76,011	49,208	66,537	4,602
Of which:
Central government	166,926	62,707	37,416	62,244	4,559
Other central government	29,432	13,304	11,792	4,293	43
Other financial institutions (financial business activity)	81,392	16,250	39,440	19,393	6,309
Non-financial companies and individual entrepreneurs (Non-financial business activity) (broken down by purpose)	377,314	128,818	113,384	124,118	10,994
Of which:
Construction and property development	30,451	8,179	5,003	17,077	192
Civil engineering construction	5,399	3,769	1,180	448	2
Large companies	206,250	54,517	65,606	76,691	9,436
SMEs and individual entrepreneurs	135,214	62,353	41,595	29,902	1,364
Households – other (broken down by purpose)	477,882	89,821	272,612	107,659	7,790
Of which:
Residential	309,068	63,355	207,575	37,539	599
Consumer loans	145,619	16,288	62,584	62,248	4,499
Other purposes	23,195	10,178	2,453	7,872	2,692
Total (*)	1,376,265	367,269	570,393	399,273	39,330

(*)    For the purposes of this table, the definition of risk includes the following items in the public balance sheet:

Loans and advances to credit institutions, Loans and advances to Central Banks, Loans and advances to Customers, Debt Instruments, Equity Instruments, trading Derivatives, Hedging derivatives, Investments and financial guarantees given.

4.3. Sovereign risk and exposure to other public sector entities

As a general criterion, sovereign risk is that contracted in transactions with a central bank (including the regulatory cash reserve requirement), the treasure risk issuer or similar entity (public debt portfolio) and that arising from operations with public institutions with the following features: their funds only come from the state’s budgeted income and the activities are of a non-commercial nature.

This criterion, historically used by the Group, differs in some respects from that requested by the European Banking Authority (EBA) for its regular stress exercises. The main differences are that the EBA’s criterion does not include risk with central banks, exposures with insurance companies, indirect exposures via guarantees and other instruments. On the other hand, it includes public administrations in general (including regional and local bodies), not only the state sector.

Exposure to sovereign risk (according to the criteria applied in the Group) mainly emanates from the obligations to which our subsidiary banks are subject regarding the establishment of certain deposits in central banks, the establishment of deposits with liquidity excess and fixed-income portfolios held as part of the structural interest rate risk-management strategy for the balance sheet and treasury trading books. The vast majority of such exposure is in local currency and is funded on the basis of customer deposits captured locally, also in the local currency.

The detail at December 31, 2017, 2016 and 2015, based on the Group’s management of each portfolio, of the Group’s sovereign risk exposure, net of the short positions held with the respective countries, taking into consideration the aforementioned criterion established by the European Banking Authority (EBA), is as follows:

	31/12/17
	Millions of euros
	Portfolio
	Financial assets
	held for trading and
	Financial assets
	designated at fair	Financial assets		Held-to	Total
	value through profit	available-for-	Loans and	maturity	net direct
Country	or loss (*)	sale	receivables	investments	exposure
Spain	4,928	37,748	18,055	1,906	62,637
Portugal	53	5,220	3,541	3	8,817
Italy	1,479	4,613	16	—	6,108
Greece	—	—	—	—	—
Ireland	—	—	—	—	—
Rest of Eurozone	(1,192)	497	81	—	(614)
United Kingdom	2	1,751	7,236	7,414	16,403
Poland	1,034	5,566	40	—	6,640
Rest of Europe	172	358	40	—	570
United States	2,548	2,616	765	—	5,929
Brazil	3,202	20,201	1,171	2,720	27,294
Mexico	1,780	5,152	2,586	—	9,518
Chile	428	2,985	312	—	3,725
Other American countries	147	424	940	—	1,511
Rest of the world	3,422	512	920	—	4,854
Total	18,003	87,643	35,703	12,043	153,392

(*)    Includes short positions.

In addition, at December 31, 2017 the Group had net direct derivative exposures the fair value of which amounted to €1,681 million and net indirect derivative exposures the fair value of which amounted to €15 million.

	31/12/16
	Millions of euros
	Portfolio
	Financial assets
	held for trading and
	Financial assets
	designated at fair	Financial assets		Held-to	Total
	value through profit	available-for-	Loans and	maturity	net direct
Country	or loss (*)	sale	receivables	investments	exposure
Spain	9,415	23,415	11,085	1,978	45,893
Portugal	(58)	5,982	1,143	4	7,072
Italy	1,453	492	7	—	1,952
Greece	—	—	—	—	—
Ireland	—	—	—	—	—
Rest of Eurozone	(1,171)	751	79	—	(341)
United Kingdom	475	1,938	7,463	7,764	17,639
Poland	287	5,973	30	—	6,290
Rest of Europe	—	502	289	—	791
United States	1,174	3,819	720	—	5,713
Brazil	4,044	16,098	1,190	2,954	24,286
Mexico	2,216	5,072	3,173	—	10,461
Chile	428	2,768	330	—	3,525
Other American countries	134	497	541	—	1,172
Rest of the world	1,903	889	683	—	3,475
Total	20,300	68,197	26,732	12,701	127,930

(*)    Includes short positions.

In addition, at December 31, 2016 the Group had net direct derivative exposures the fair value of which amounted to €2,505 million and net indirect derivative exposures the fair value of which amounted to €2 million.

	31/12/15
	Millions of euros
	Portfolio
	Financial assets
	held for trading and
	Financial assets
	designated at fair	Financial assets		Held-to	Total
	value through profit	available-for-	Loans and	maturity	net direct
Country	or loss (*)	sale	receivables	investments	exposure
Spain	8,954	26,443	11,272	2,025	48,694
Portugal	104	7,916	1,987	—	10,007
Italy	2,717	—	—	—	2,717
Greece	—	—	—	—	—
Ireland	—	—	—	—	—
Rest of Eurozone	(211)	143	69	—	1
United Kingdom	(786)	5,808	141	—	5,163
Poland	13	5,346	42	—	5,401
Rest of Europe	120	312	238	—	670
United States	280	4,338	475	—	5,093
Brazil	7,274	13,522	947	2,186	23,929
Mexico	6,617	3,630	272	—	10,519
Chile	193	1,601	3,568	—	5,362
Other American countries	155	1,204	443	—	1,802
Rest of the world	3,657	1,687	546	—	5,890
Total	29,087	71,950	20,000	4,211	125,248

(*)    Includes short positions.

In addition, at December 31, 2015 the Group had net direct derivative exposures the fair value of which amounted to €2,070 million and net indirect derivative exposures the fair value of which amounted to €25 million. Also, the Group did not have any exposure to held-to-maturity investments.

5.    Credit risk cycle

Exclusively within the field of credit risk, the Credit Risk Control Committee is the collegiate body responsible for its oversight and control within Santander Group. The aim of the committee is to effectively control credit risk, ensuring and advising the Chief Risk Officer and the Risk Control Committee that credit risk is managed in accordance with the level of risk appetite approved by the board of directors.

The risk cycle has three phases: pre-sale, sale and post-sale. The process is constantly revised, incorporating the results and conclusions of the after-sale phase to the study of risk and presale planning.

Each of these phases is associated with specific decision models established for decision-making in line with the business objectives and credit policies defined by the Group.

5.1. Planning

Identification

The identification of credit risk is a key component for the active management and an effective control of portfolios. The identification and classification of external and internal risk in each business allows corrective and mitigating measures to be adopted.

Strategic Commercial Plans

Strategic commercial plans (SCPs) are a basic management and control tool for the Group’s credit portfolios. The plans are prepared jointly by the commercial and risks areas, and define the commercial strategies, risk policies and measures/infrastructures required to meet the annual budget targets. These three factors are considered as a whole, ensuring a holistic view of the portfolio to be planned and allowing a map of all the Group’s credit portfolios to be drawn up.

Planning allows business targets to be set and specific action plans to be established, within the risk appetite defined by the Entity, and these targets to be met by assigning the necessary means (models, resources, systems).

The comprehensive management of the SCP means that an up-to-date view of the credit quality of the portfolios is available at all times, credit risk can be measured, internal controls carried out, in addition to regular monitoring of the planned strategies, to anticipate deviations and identify significant changes in risk and their potential impact, along with the application of corrective measures.

SCPs are approved by each entity’s most senior Executive Risks Committee, and validated at corporate level in the executive risks committee or equivalent body at corporate level. The regular monitoring, established by the governance in place, is performed by the same bodies that approve and validate the plans.

Scenario analysis

Scenarios analysis of this report, credit risk scenario analysis enables senior management to better understand the portfolio's evolution in the face of market conditions and changes in the environment, It is a key tool for assessing the sufficiency of the provisions made and the capital to stress scenarios.

Scenario analysis is applied to all of the Group’s significant portfolios, usually over a three year horizon, The process involves the following main stages:

•	Definition of benchmark scenarios, both central and most likely scenarios (baseline), as well as economic scenarios that although less likely to occur can be more adverse (stress scenarios).
•	Determination of the value of risk parameters and metrics (probability of default, loss given default, etc.) for the scenarios defined.
•

Adaptation of the new projection methodology to the new regulatory requirements (IFRS 9), with an impact on the estimation of the expected loss associated with each of the scenarios put forward, as well as with other important credit risk metrics deriving from the parameters obtained (NPLs, provisions, allowances, etc.).

•	Analysis and rationale for the credit risk profile evolution at portfolio, segment, unit and Group levels, in the face of different scenarios and compared to previous years.
•	Integration of management indicators to supplement the analysis of the impact caused by macroeconomic factors on risk metrics.
•	A series of controls and comparisons are run to ensure that the controls and backtesting are adequate, thus completing the process.

The entire process takes place within a corporate governance framework, and is thus adapted to the growing importance of this framework and to best market practices, assisting the Group’s senior management in gathering knowledge and in their decision making.

5.2 Risk analysis and credit rating process

Generally speaking, risk study consists of analyzing a customer’s capacity to meet their contractual commitments with the Bank and other creditors. This entails analyzing the customer’s credit quality on a short and medium term horizon, risk operations, solvency and expected return on the basis of the risk assumed.

With this objective, the Group uses customer credit decision models in all segments in which it operates: SGCB (Santander Global Corporate Banking: sovereign, financial institutions and corporate companies), Commercial Banking, institutions, SMEs and individuals.

The decision models applied are based on credit rating drivers. These models and drivers are monitored and controlled to calibrate and precisely adjust the decisions and ratings they assign. Depending on the segment, drivers may be:

•

Rating: resulting from the application of mathematical algorithms incorporating a quantitative model based on balance sheet ratios or macroeconomic variables, and a qualitative module supplemented by the analyst's expert judgement. Used for the SGCB, Commercial Banking, institutions and SMEs (treated on an individual basis) segments.

•

Scoring: an automatic assessment system for credit applications. It automatically assigns an individual assessment of the customer for subsequent decision making. There are two types: approval or performance and it is used in the individuals and SMEs (treated on a standard basis) segments.

The resulting ratings are regularly reviewed, incorporating the latest available financial information and experience in the development of banking relations. The reviews are increased in the case of customers who reach certain levels previously determined in the automatic warning systems and who are classified as special watch.

5.3. Establishment of limits, pre-classifications and pre-approvals

This process establishes the risk that each customer is able to assume. These limits are set jointly by the business and risks areas and have to be approved by the executive risks committee (or committees delegated by it) and reflect the expected risk-return by the business.

Different models are used according to the segment:

•

A pre-classification model based on a system for measuring and monitoring economic capital is used for large corporate groups. The result of pre-classification is the maximum risk level that a customer or group can assume, in terms of amount or maturity.

•	For Commercial Banking and institutions that meet certain requirements (high knowledge, rating, etc.) a more simplified pre-classification model is used.
•

For SMEs and individuals, in specific situations where a series of requirements are met, pre-approved operations are established for customers, or pre-approved operations for potential customers (campaigns and policies to encourage the use of limits).

5.4. Transaction decision-making

The sales phase is determined by the decision-making process which analyses and resolves operations Approval by the risk area is a prior requirement before contracting any risk operation. All decisions regarding risk must consider the risk appetite, limits and management policies defined in the planning stage, in addition to other factors relevant to the risk and profitability equilibrium.

According to the segment, decision-making follows different procedures:

•

For SGCB, and according to the prior limit-setting phase, two types of decision will be available: (1) automatic, provided there is capacity for the proposed transaction (in terms of amount, product, maturity and other conditions) within the limits set under the pre-classification framework, (2) approval from a risk analyst or committee (although the operation meets the amount, maturity and other conditions set in the pre-approved limit).

•	For Commercial Banking and institutions, approval is required from a risk analyst or committee (although the operation meets the amount, maturity and other conditions set in the pre-approved limit).
•

In terms of individual customers and SMEs with low turnover, large volumes of credit operations can be managed more easily with the use of automatic decision models for classifying the customer/transaction binomial.

Credit risk mitigation techniques

The Group applies various credit risk mitigation techniques on the basis, among other factors, of the type of customer and product. Some are inherent to specific operations (for example, real estate guarantees) while others apply to a series of operations (for example, netting and collateral).

The different mitigation techniques can be grouped into the following categories:

Personal guarantees and credit derivatives

This type of guarantees corresponds to those that place a third party in a position of having to respond to obligations acquired by another to the Group. It includes, for example, sureties, guarantees, stand-by letters of credit, etc. The only ones that can be recognized, for the purposes of calculating capital, are those provided by third parties that meet the minimum requirements set by the supervisor.

Credit derivatives are financial instruments whose main objective is to cover credit risk by acquiring protection from a third party, through which the Bank transfers the issuer risk of the underlying asset. Credit derivatives are over the counter (OTC) instruments that are traded in non-organized markets. Hedging with credit derivatives, mainly through credit default swaps, is contracted with front-line banks.

Collateral

These are assets that are subject to compliance with the guaranteed obligation. They can be provided by the customer or by a third party. The real goods or rights used for the guarantee may be financial (cash, securities deposits, gold, etc.) or non-financial (property, other moveable property, etc.). Therefore, guarantees can be in the form of:

•	Pledges / financial assets: debt/equity instruments or other financial assets received as the guarantee.

A very important example of a real financial guarantee is the collateral, which is used for the purpose (as with the netting technique) of reducing counterparty risk. This is a series of instruments with a certain economic value and high liquidity that are deposited/transferred by a counterparty in favor of another in order to guarantee/reduce the credit risk of the counterparty that could result from portfolios of transactions of derivatives with risk existing between them. The operations subject to the collateral agreement are regularly valued (normally daily) applying the parameters defined in the contract so that a collateral amount is obtained (usually cash or securities), which is to be paid to or received from the counterparty.

•

Real estate mortgages: real estate assets used in transactions with an ordinary or maximum mortgage guarantee. There are regular appraisal processes, based on real market values, for the different types of property, which meet the requirements established by local and Group regulators.

•	Other real guarantees: any other type of real guarantee.

As a general rule, the repayment capacity is the most important aspect in decisions on the acceptance of risks, although this is no impediment to seek the highest level of real or personal guarantees. In order to calculate the regulatory capital, only those guarantees that meet the minimum qualitative requirements set out in the Basel agreements are taken into consideration.

Implementation of the mitigation techniques follows the minimum requirements established in the guarantee management policy: legal certainty (possibility of legally requiring the settlement of guarantees at all times), the lack of substantial positive correlation between the counterparty and the value of the collateral, the correct documentation of all guarantees, the availability of documentation for the methodologies used for each mitigation technique and appropriate monitoring, traceability and regular control of the goods/assets used for the guarantee.

Netting by counterparty

The concept of netting is the possibility of determining a net balance between operations of the same type, under the umbrella of a framework agreement such as the ISDA or similar.

It consists of aggregating the positive and negative market values of derivative transactions that Santander has with a certain counterparty, so that in the event of default it owes (or Santander owes, if the netting off is negative) a single net figure and not a series of positive or negative values corresponding to each operation with the counterparty.

An important aspect of framework contracts is that they represent a single legal obligation that covers all operations. This is fundamental when it comes to being able to net the risks of all operations covered by the contract with the same counterparty.

5.5. Monitoring / Anticipation

All customers must be monitored in an ongoing and holistic manner that enables the earliest detection possible of any incidents that may arise in relation to risk impacting the customer’s credit rating, so that specific measures (predefined or ad-hoc) can be implemented to correct any deviations that could have a negative impact for the entity. This responsibility is shared by the commercial and risk functions.

Monitoring is carried out by local and global risk teams, supplemented by internal audit. It is based on customer segmentation:

•

In the commercial banking, institutions and SMEs with individual treatment, the function consists of identifying and tracking customers whose situations require closer monitoring, reviewing ratings and continuously analyzing indicators.

•

In the individual customers, businesses and SMEs with a low turnover segment monitoring is carried out through automatic alerts for the main indicators, in order to detect shifts in the performance of the loan portfolio with respect to the forecasts in strategic plans.

5.6. Measurement and control

In addition to the monitoring customer credit quality, Santander establishes the control procedures needed to analyze portfolios and their performance, as well as possible deviations regarding planning or approved alert levels.

The function is developed through an integrated and holistic vision of credit risk, establishing as the main elements the control by countries, business areas, management models, products, etc., facilitating early detection of specific attention points, as well as preparing action plans to correct any deteriorations.

Portfolio analysis permanently and systematically controls the evolution of credit risk with regard to budgets, limits and benchmark standards, assessing the impacts of future situations, both exogenous and resulting from strategic decisions, to establish measures to bring the risk portfolio profile and volumes within the parameters set by the Group and in line with its risk appetite.

5.7. Recovery management

Recovery activity is a significant element in the Bank’s risk management. This function is carried out by the recovery area, which defines a global strategy and an enterprise-wide focus for recovery management.

The Group has a corporate recovery management model that sets the guidelines and general lines of action to be applied in the various countries, always taking into account the local particularities that the recovery activity requires (economic environment, business model or a mixture of both).

Recovery activity has been aligned with the socio-economic reality of the Group’s countries and different risk management mechanisms are used with adequate prudential criteria on the basis of age, guarantees and unpaid debt conditions.

The recovery areas are business areas that directly manage customers for which the corporate model has a business focus, where sustained value creation is based on effective and efficient collection management The new digital channels are becoming increasingly important in recovery management, and new forms of customer relations are developing.

The diverse features of Santander’s customers make segmentation necessary in order to manage recoveries adequately. Mass management of large groups of customers with similar profiles and products is conducted through processes with a high technological and digital component, while personalized management focuses on customers who, because of their profile, require a specific manager and more individualized management.

Recovery management is divided into four phases: irregularity or early non-payment; recovery of non-performing loans; recovery of write-offs; and management of foreclosed assets.

The management scope for the recovery function includes management of non-productive assets (NPAs), corresponding to the forbearance portfolios, NPLs, written-off loans and foreclosed assets, where the Bank may use mechanisms to rapidly reduce these assets, such as disposals of loan portfolios or foreclosed assets.

The Bank employs specific policies for recovery management that include the principles of the different recovery strategies, while ensuring the required rating and provisions are maintained. Therefore, the Group is constantly seeking alternative solutions to legal channels for collecting debt.

In countries with a high exposure to real estate risk, very efficient sales management instruments have been put in place that enable capital to be recovered by the Bank, reducing the stock on the balance sheet.

Forborne loan portfolio

The Group has a detailed corporate policy for forbearance which acts as a reference in the various local transpositions of all the subsidiaries that form part of the Group. These share the general principles established by the Bank of Spain and the European Banking Authority.

This policy defines forbearance as the modification of the payment conditions of a transaction that allow a customer, who is experiencing financial difficulties (current or foreseeable), to fulfil their payment obligations, on the basis that if this modification were not made it would be reasonably certain that they would not be able to meet their financial obligations. The modification could be made to the original transaction or through a new transaction replacing the previous one.

In addition, this policy also sets down rigorous criteria for the evaluation, classification and monitoring of such transactions, ensuring the strictest possible care and diligence in their granting and follow up. Therefore, the forbearance transaction must be focused on recovery of the amounts due, the payment obligations must be adapted to the customer's actual situation and losses must be recognized as soon as possible if any amounts are deemed irrecoverable.

Forbearances may never be used to delay the immediate recognition of losses or to hinder the appropriate recognition of risk of default.

Further, the policies define the classification criteria for the forbearance transactions in order to ensure that the risks are suitably recognized, bearing in mind that they must remain classified as doubtful or watch-list performing for a prudential period of time to attain reasonable certainty that repayment capacity can be recovered.

The forbearance portfolio stood at €47,705 million at the end of December.

In terms of credit quality, 42% of the forbearance portfolio is classified as non-performing loans, with average coverage of 58% (24% of the total portfolio).

Regarding its evolution, and considering a constant perimeter, the Group’s forbearance exposure has decreased by 19.8%, in line with the trend marked in prior years.

The following terms are used in Bank of Spain Circular 4/2016 with the meanings specified:

•

Refinancing transaction: transaction that is granted or used, for reasons relating to current or foreseeable financial difficulties of the borrower, to repay one or more of the transactions granted to it, or through which the payments on such transactions are brought fully or partially up to date, in order to enable the borrowers of the cancelled or refinanced transactions to repay their debt (principal and interest) because they are unable, or might foreseeably become unable, to comply with the conditions thereof in due time and form.

•

Restructured transaction: transaction with respect to which, for economic or legal reasons relating to current or foreseeable financial difficulties of the borrower, the financial terms and conditions are modified in order to facilitate the payment of the debt (principal and interest) because the borrower is unable, or might foreseeably become unable, to comply with the aforementioned terms and conditions in due time and form, even if such modification is envisaged in the agreement.

CURRENT REFINANCING AND RESTRUCTURING BALANCES

	31-12-2017
	Total							Of which: Non‑performing/Doubtful
	Without real guarantee						Impairment							Impairment
	(a)		With real guarantee				of	Without real guarantee		With real guarantee				of
					Maximum amount of the		accumulated					Maximum amount of the		accumulated
					actual collateral that can		value or					actual collateral that can		value or
					be considered.		accumulated					be considered.		accumulated
Amounts in millions of euros, except					Real	Rest of	losses in fair					Real	Rest of	losses in fair
number of operations that are in	Number of	Gross	Number of	Gross	estate	real	value due to	Number of	Gross	Number of	Gross	estate	real	value due to
units.	transactions	amount	transactions	amount	guarantee	guarantees	credit risk	transactions	amount	transactions	amount	guarantee	guarantees	credit risk
Credit entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public sector	55	89	21	22	11	5	2	22	8	13	7	7	—	2
Other financial institutions and: individual shareholder	248	45	120	60	40	10	25	79	2	59	22	8	7	13
Non-financial institutions and individual shareholder	259,792	9,631	45,746	13,663	9,255	1,075	7,106	109,973	5,522	21,265	7,839	5,531	414	6,233
Of which: Financing for constructions and property development	1,259	236	2,861	2,612	2,125	30	1,111	803	130	2,099	1,718	1,363	24	847
Other warehouses	1,919,831	4,568	878,272	19,627	9,480	3,896	4,408	755,948	1,819	126,086	4,824	3,234	428	2,864
Total	2,179,926	14,333	924,159	33,372	18,786	4,986	11,541	866,022	7,351	147,423	12,692	8,780	849	9,112
Financing classified as non-current assets and disposable groups of items that have been classified as held for sale	2,921	1,255	4,110	4,893	2,140	69	3,497	2,895	1,253	4,000	4,853	2,102	69	3,496

The transactions presented in the foregoing tables were classified at December 31, 2017 by nature, as follows:

•

Non-performing: Operations that rest on an inadequate payment scheme will be classified within the non-performing category, regardless they include contract clauses that delay the repayment of the operation throughout regular payments or present amounts written off the balance sheet for being considered irrecoverable.

•

Performing: Operations not classifiable as non-performing will be classified within this category. Operations will also will be classified as normal if they have been reclassified from the non-performing category for complying with the specific criteria detailed below:

a)	A period of a year must have expired from the refinancing or restructuring date.
b)

The owner must have paid for the accrued amounts of the capital and interests, thus reducing the rearranged capital amount, from the date when the restructuring of refinancing operation was formalized.

c)	The owner must not have any other operation with amounts past due by more than 90 days on the date of the reclassification to the normal risk category.

The table below shows the changes in 2017 in the forborne loan portfolio:

Millions of euros	2017
Beginning balance	37,365
Refinancing and restructuring of the period	12,675
Memorandum item: Impact recorded in the income statement for the period	2,406
Debt repayment	(9,107)
Foreclosure	(950)
Derecognized from the consolidated balance sheet	(5,334)
Others variations (*)	1,515
Balance at end of year	36,164

(*)    Included €7,020 million refinancing loans from Grupo Banco Popular Acquisition.

58% of the forborne loan transactions are classified as other than non-performing. Particularly noteworthy are the level of existing guarantees (50% of transactions are secured by collateral) and the coverage provided by specific allowances (representing 24% of the total forborne loan portfolio and 45% of the non-performing portfolio).

d)  Trading market and structural risk

1.    Activities subject to market risk and types of market risk

The perimeter of activities subject to market risk involve these operations where patrimonial risk is assumed as a consequence of market factors variations. Thus they include trading risks and also structural risks, which are also affected by market shifts.

This risk comes from changes in risk factors - interest rates, inflation rates, exchange rates, share prices, the spread on loans, commodity prices and the volatility of each of these elements - as well as from the liquidity risk of the various products and markets in which the Group operates, and balance sheet liquidity risk.

•

Interest rate risk is the possibility that changes in interest rates could adversely affect the value of a financial instrument, a portfolio or the Group as a whole. It affects loans, deposits, debt securities, most assets and liabilities in the trading books and derivatives, among others.

•

Inflation rate risk is the possibility that changes in inflation rates could adversely affect the value of a financial instrument, a portfolio or the Group as a whole. It affects instruments such as loans, debt securities and derivatives, where the return is linked to inflation or to a change in the actual rate.

•

Exchange rate risk is the sensitivity of the value of a position in a currency other than the base currency to a movement in exchange rates. Hence, a long or open position in a foreign currency will produce a loss if that currency depreciates against the base currency. Among the positions affected by this risk are the Group’s investments in subsidiaries in non-euro currencies, as well as any foreign currency transactions.

•

Equity risk is the sensitivity of the value of positions in equities to adverse movements in market prices or expectations of future dividends. Among other instruments, this affects positions in shares, stock market indices, convertible bonds and derivatives using shares as the underlying asset (put, call, equity swaps, etc.).

•

Credit spread risk is the risk or sensitivity of the value of positions in fixed income securities or in credit derivatives to movements in credit spread curves or in recovery rates associated with issuers and specific types of debt. The spread is the difference between financial instruments listed with a margin over other benchmark instruments, mainly the IRR of Government bonds and interbank interest rates.

•

Commodities price risk is the risk derived from the effect of potential changes in prices. The Group’s exposure to this risk is not significant and is concentrated in derivative operations on commodities with customers.

•

Volatility risk is the risk or sensitivity of the value of a portfolio to changes in the volatility of risk factors: interest rates, exchange rates, shares, credit spreads and commodities. This risk is incurred by all financial instruments where volatility is a variable in the valuation model. The most significant case is financial options portfolios.

All these market risks can be partly or fully mitigated by using options, futures, forwards and swaps.

Other types of market risk require more complex hedging. For example:

•

Correlation risk. Correlation risk is the sensitivity of the portfolio to changes in the relationship between risk factors (correlation), either of the same type (for example, two exchange rates) or different types (for example, an interest rate and the price of a commodity).

•

Market liquidity risk. Risk when a Group entity or the Group as a whole cannot reverse or close a position in time without having an impact on the market price or the cost of the transaction. Market liquidity risk can be caused by a reduction in the number of market makers or institutional investors, the execution of a large volume of transactions, or market instability. It increases as a result of the concentration of certain products and currencies.

•

Prepayment or cancellation risk. When the contractual relationship in certain transactions explicitly or implicitly allows the possibility of early cancellation without negotiation before maturity, there is a risk that the cash flows may have to be reinvested at a potentially lower interest rate. This mainly affects mortgage loans and mortgage securities.

•

Underwriting risk. Underwriting risk arises as a result of an entity's involvement in the underwriting of a placement of securities or other type of debt, thus assuming the risk of owning part of the issue or the loan if the entire issue is not placed among the potential buyers.

In addition to market risks, balance sheet liquidity risk must also be considered: unlike market liquidity risk, balance sheet liquidity risk is defined as the possibility of not meeting payment obligations on time, or doing so at excessive cost. Among the losses caused by this risk are losses due to forced sales of assets or margin impacts due to the mismatch between expected cash inflows and outflows.

Pension and actuarial risks, which are described below, also depend on shifts in market factors.

Depending on the nature of the risk, activities are segmented as follows:

a)Trading: financial services for customers and purchase-sale and taking positions in fixed-income, equity and currency products, mainly. The SGCB (Santander Global Corporate Banking) division is responsible for managing this risk.

b)Structural risks: market risks inherent in the balance sheet, excluding the trading portfolio. Management decisions on these risks are taken by the Assets and Liabilities Committee (ALCO) of each country in coordination with the Group’s ALCO Committee and are executed by the Financial division. This management seeks to inject stability and recurrence into the financial margin on the Group’s commercial activity and economic value, maintaining adequate levels of liquidity and solvency. The risks are:

•	Structural interest rate risk: this arises from maturity mismatches and re-pricing of all assets and liabilities.
•

Structural exchange rate risk/hedging: exchange rate risk occurs when the currency in which the investment is made is different from the euro, irrespective of whether the company consolidates or not (structural exchange rate). Exchange-rate hedging positions for future profits in currencies other than the euro (hedging of profits) are also included under this heading.

•	Structural equity risk: this involves investments via stakes in financial or non-financial companies that are not consolidated, as well as available-for-sale portfolios consisting of equity positions.

c)Liquidity risk: when measuring liquidity risk, the following types of risk are considered:

•	Financing risk (or short-term liquidity risk): this identifies the possibility that the entity is unable to meet its obligations as a result of the inability to sell assets or obtain financing.
•

Mismatch risk (or long term liquidity risk): this identifies the possibility that differences between the maturity structures of assets and liabilities generate an additional cost to the entity as a consequence of unappropriated management or a market situation that might affect the availability or the cost of funding sources.

•

Contingency risk: this identifies the possibility that adequate management levers will be unavailable to raise liquidity as a result of an outlier event that entails greater financing needs or more strict collateral requirements to raise funds.

•

Concentration risk: this identifies the possibility that the entity is overly concentrated as to sources of funding in terms of counterparties, maturities, products or geographies, that might give rise to issues if such concentration were to lead to non-renewal of financing.

•

Market risk for liquidity risk purposes: the risk of loss of value of the entity's liquid assets buffer and that changes in the value of the entity's transactions (derivatives and guarantees, among others) may imply additional collateral needs and therefore impair liquidity.

•

Asset encumbrance risk or risk of excess assets committed in financing transactions and other types of market dealing: the risk of not having sufficient unencumbered assets available to meet collateral or margin requirements or to execute actions under the liquidity contingency plan.

d)Pension and actuarial risk:

•

Pension risk: the risk assumed by the Bank in relation to pension commitments with its employees. The risk lies in the possibility that the fund will not cover these commitments in the accrual period for the provision and the profitability obtained by the portfolio will not be sufficient, requiring the Group to increase its contributions.

•	Actuarial risk: unexpected losses resulting from an increase in commitments to holders of insurance policies, as well as losses from unforeseen cost increases.

2.    Trading market risk (*)

The Group's trading risk profile remained moderately low in 2017, in line with previous years, due to the fact that the Group’s activity has traditionally focused on providing services to its customers, with only limited exposure to complex structured assets, as well as geographic diversification and risk factors.

The standard methodology Santander Group applies to trading activities is Value at Risk (VaR), which measures the maximum expected loss with a certain confidence level and time frame. The standard for historic simulation is a confidence level of 99% and a time frame of one day. Statistical adjustments are applied enabling the most recent developments affecting the levels of risk assumed to be incorporated efficiently and on a timely manner. A time frame of two years or at least 520 days from the reference date of the VaR calculation is used. Two figures are calculated every day: one applying an exponential decay factor that accords less weight to the observations furthest away in time and another with the same weight for all observations. The higher of the two is reported as the VaR.

(*) Excluding Popular. Trading portfolios of Popular represents less than 1% of the equivalent market risk of Santander Group with very low activity and complexity.

The detail of the metrics risk related to the Group's balance sheet items as of December 31, 2017 is as follows:

	Balance
	sheet	Main market risk metric
Millions of euros	amount	VaR	Other	Main risk factor for "Other" balance
Assets subject to market risk	1,444,305	167,943	1,276,362
Cash and deposits at central banks	110,995		110,995	Interest rate
Trading portfolio	125,458	124,924	534	Interest rate, spread
Other financial assets at fair value	34,782	34,500	282	Interest rate, spread
Available-for-sale financial assets	133,271	—	133,271	Interest rate, Equity market
Participations	6,184	—	6,184	Equity market
Hedging derivatives	8,537	8,519	18	Interest rate, exchange rate
Investments	916,504	—	916,504	Interest rate
Other financial assets[1]	47,390	—	47,390	Interest rate
Other non-financial assets[2]	61,184	—	61,184
Liabilities subject to market risk	1,444,305	175,088	1,269,217
Trading portfolio	107,624	107,442	182	Interest rate, spread
Other financial liabilities at fair value	59,616	59,609	7	Interest rate, spread
Hedging derivatives	8,044	8,037	7	Interest rate, exchange rate
Financial liabilities at amortized cost(3)	1,126,399	—	1,126,399	Interest rate
Provisions	14,489	—	14,489	Interest rate
Other financial liabilities	8,709	—	8,709	Interest rate
Equity	106,833	—	106,833
Other non-financial liabilities	12,591	—	12,591
(1)	Includes adjustment to macro hedging, non-current assets held for sale, reinsurance assets, and insurance contracts linked to pensions and fiscal assets
(2)	Includes intangible assets, material assets and other assets.
(3)	Macro-hedging adjustment.

VaR during 2017 fluctuated between €9.7 million and €63.2 million (€11.1 million and €32.9 million in 2016). The most significant changes were related to changes in exchange rate and interest rate exposure and also market volatility.

The average VaR in 2017 was €21.5 million slightly higher to the two previous years (€18.3 million in 2016).

The following table shows the average and latest values of VaR at 99% by risk factor in the last three years as well as the minimum and maximum values, and the expected shortfall (ES) to 97.5% at the end of 2017.

Total trading

	2017					2016		2015
					ES
	VaR (99%)				(97.5%)	VaR		VaR
Millions of euros	Min	Average	Max	Latest	Latest	Average	Latest	Average	Latest
Total	9.7	21.5	63.2	10.2	11.5	18.3	17.9	15.6	13.6
Diversification effect	(2.1)	(8.0)	(39.9)	(7.6)	(7.9)	(10.3)	(9.6)	(11.1)	(5.8)
Interest rate	7.7	16.2	70.4	7.9	10.0	15.5	17.9	14.9	12.7
Equities	1.0	3.0	5.9	1.9	2.1	1.9	1.4	1.9	1.1
Exchange rate	2.1	6.6	15.7	3.3	2.8	6.9	4.8	4.5	2.6
Credit spread	2.3	3.6	5.1	4.6	4.6	4.2	3.3	5.2	2.9
Commodities	0.0	0.0	0.1	0.0	0.0	0.1	0.1	0.2	0.1

The Group continued to have very limited exposure to complex structured instruments or vehicles, as a reflection of its culture of management in which prudence in risk management constitutes one of its principal symbols of identity. Specifically, at 2016 and 2017 year-end, the Group had:

•

Hedge funds: the total exposure is not significant (€32.6 million at close of December 2017) and is all indirect, acting as counterparty in derivatives transactions. The risk with this type of counterparty is analyzed case by case, establishing percentages of collateralization on the basis of the features and assets of each fund.

•

Monolines: exposure to bond insurance companies (monolines) as at December 2017 was €27.3 million, all of it indirect, by virtue of the guarantee provided by this type of entity for various financing or traditional securitization transactions. The exposure in this case is to double default, as the primary underlying assets are of high credit quality.

This was mainly due to the integration of positions of institutions acquired by the Group, as Sovereign in 2009. All these positions were known at the time of purchase, having been duly provisioned. These positions, since their integration in the Group, have been notably reduced, with the ultimate goal of eliminating them from the balance sheet.

Santander’s policy for approving new transactions related to these products remains very prudent and conservative. It is subject to strict supervision by the Group’s senior management. Before approving a new transaction, product or underlying asset, the risks division verifies:

•	The existence of an appropriate valuation model to monitor the value of each exposure: Mark-to-Market, Mark-to-Model or Mark-to-Liquidity.
•	The availability in the market of observable data (inputs) needed to be able to apply this valuation model.

Provided the two aforementioned conditions are met, the risk division ascertains:

•	The availability of appropriate systems, duly adapted to calculate and monitor every day the results, positions and risks of new operations.
•	The degree of liquidity of the product or underlying asset, in order to make possible their coverage when deemed appropriate.

Calibration and test measures

The real losses can differ from the forecasts by the VaR for various reasons related to the limitations of this metric. This is set out in detail later in the section on the methodologies. The Group regularly analyses and contrasts the accuracy of the VaR calculation model in order to confirm its reliability.

The most important test consists of backtesting exercises, analyzed at the local and global levels and in all cases with the same methodology. Backtesting consists of comparing the forecast VaR measurements, with a certain level of confidence and time frame, with the real results of losses obtained in a same time frame. This enables anomalies in the VaR model of the portfolio in question to be detected (for example, shortcomings in the parameterization of the valuation models of certain instruments, not very adequate proxies, etc.).

Santander calculates and evaluates three types of backtesting:

•

“Clean” backtesting: the daily VaR is compared with the results obtained without taking into account the intra-day results or the changes in the portfolio's positions. This model serves to check the accuracy of the individual models used to assess and measure the risks of the various positions.

•	Backtesting on complete results: daily VaR is compared with the day's net results, including the results of intra-day operations and those generated by fees and commissions.
•

Backtesting on complete results without mark-ups or fees and commissions: daily VaR is compared with the day's net results, including the results of intra-day operations but excluding those generated by mark-ups and fees and commissions. This method is intended to obtain an idea of the intra-day risk assumed by the Group's treasury areas.

In 2017, for the total portfolio, there were two exceptions for Value at Earnings (VaE)[8] at 99% (day on which daily profit was higher than VaE). The first, on May 23, explained by the major shifts in the exchange rates of the euro and US dollar against the Brazilian real and the interest rate curves for Brazil, as a result of political events in the country, and the second, on December 28, due to a general markets movement favorable to the portfolio positions.

There was also an exception to VaR at 99% (day on which the daily loss was higher than the VaR) on May 18, for the same reason as the exception to VaE of the same month.

The number of exceptions occurred is consistent with the assumptions specified in the VaR calculation model.

[8] The definition and calculation methodology for VaE is set out in section 2.2.2.1.

3.    Structural balance sheet risks[9] (*)

3.1. Main aggregates and variations

The market risk profile inherent in Grupo Santander’s balance sheet, in relation to its asset volumes and shareholders’ funds, as well as the budgeted financial margin, remained moderate in 2017, in line with previous years.

Structural VaR

A standardized metric such as VaR can be used for monitoring total market risk for the banking book, excluding the trading activity of Santander Global Corporate Banking distinguishing between fixed income (considering both interest rates and credit spreads on ALCO portfolios), exchange rate and equities.

In general the structural VaR is not significant according to the assets amounts or Capital of the Group:

Millions euros, VaR at a 99% over a one day horizon	2017				2016		2015
	Min	Average	Max	Latest	Average	Latest	Average	Latest
Structural VaR	754.9	878.0	991.6	815.7	869.3	922.1	698.5	710.2
Diversification Effect	(258.9)	(337.3)	(407.5)	(376.8)	(323.4)	(316.6)	(509.3)	(419.2)
VaR Interest rate*	280.9	373.9	459.6	459.6	340.6	327.2	350.0	264.2
VaR Exchange rate	471.2	546.9	621.1	471.2	603.4	588.5	634.7	657.1
VaR Equities	261.6	294.5	318.4	261.6	248.7	323.0	223.2	208.1

(*)    Includes VaR for credit spread in ALCO portfolios.

Structural interest rate risk

• Europe and the United States

The main balance sheets, i.e. those of Spain, the UK and the US, in mature markets and against a backdrop of low interest rates, reported positive sensitivities of the market value of equity and of the net interest margin to interest rate rises.

Exposure levels in all countries are moderate in relation to the annual budget and capital levels.

At the end of 2017, interest income / (charges) risk at one year, measured as sensitivity to parallel changes in the worst-case scenario of ±100 basis points, was concentrated in the British pound yield curve, at €246 million, the EUR, at €219 million, the US dollar, at €190 million and the Polish zloty, at €55 million, all relating to risks of rate cuts.

At the same date, the main risk to the most relevant economic value of equity, measured as its sensitivity to parallel changes in the worst-case scenario of ±100 basis points, was in the euro interest rate curve, at €4,902 million, followed by the US dollar at €626 million, the British pound at €431 million and the Polish zloty at €72 million, all with a risk of falling interest rates, scenarios which are now very unlikely.

• Latin America

Latin American balance sheets are usually positioned for interest rate cuts for both economic value and interest income / (charges), except for interest income / (charges) in Mexico, where liquidity excess is invested in the short term in the local currency.

In 2017, exposure levels in all countries were moderate in relation to the annual budget and capital levels.

At the end of the year, interest income / (charges) risk over one year, measured as sensitivity to parallel changes in the worst-case scenario of ±100 basis points, was concentrated in three countries: Brazil (€95 million), Chile (€39 million) and Mexico (€36 million)

Risk to the economic value of equity over one year, measured as sensitivity to parallel ± 100 basis point movements in the worst-case scenario, was also concentrated in Brazil (€521 million), Chile (€179 million) and Mexico (€91 million).

[9] Includes the total balance sheet, except for financial assets and liabilities held for trading.

(*) Includes the total balance sheet with the exception of trading portfolio. Excluding Popular with the exception in the VaR metric.

•	VaR of on-balance-sheet structural interest rate risk

In addition to sensitivities to interest rate movements (in which, assessments of ±100 bp movements are complemented by assessments of +/-25 bp, +/-50 bp and +/-75 bp movements to give a fuller understanding of risk in countries with very low rates), Santander also uses other methods to monitor structural balance sheet risk from interest rates: these include scenario analysis and VaR calculations, applying a similar methodology to that for trading portfolios.

Structural interest rate risk, measured in terms of VaR at one-day and at 99%, averaged €373.9 million in 2017. It is important to note the high level of diversification between Europe and United States balance sheets and those of Latin America.

Structural foreign currency risk/hedges of results

Structural exchange rate risk arises from Group operations in currencies, mainly related to permanent financial investments, and the results and hedging of these investments.

This management is dynamic and seeks to limit the impact on the core capital ratio of movements in exchange rates[10].

At the end of 2017, the largest exposures of permanent investments (with their potential impact on equity) were, in order, in Brazilian reais, UK pounds sterling, US dollars, Chilean pesos, Polish zlotys and Mexican pesos. The Group hedges some of these positions of a permanent nature with exchange-rate derivatives.

In addition, the financial area is responsible for managing exchange-rate risk for the Group’s expected results and dividends in units where the base currency is not the euro.

Structural equity risk

Santander maintains equity positions in its banking book in addition to those of the trading portfolio. These positions are maintained as available for sale portfolios (capital instruments) or as equity stakes, depending on the percentage or control.

The equity portfolio available for the banking book at the end of 2017 was diversified in securities in various countries, mainly Spain, China, USA, Brazil and the Netherlands. Most of the portfolio is invested in the financial activities and insurance sectors. Among other sectors, to a lesser extent, are for example, the public administrations or the professional, scientific and technical activities.

Structural equity positions are exposed to market risk. VaR is calculated for these positions using market price data series or proxies. At the close of 2017, the VaR at 99% with a one day time frame was €261.6 million.

3.2. Methodologies

Structural interest rate risk

The Group analyses the sensitivity of the net interest margin and market value of equity to changes in interest rates. This sensitivity arises from maturity and interest rate repricing gaps in the various balance sheet items.

Taking into consideration the balance-sheet interest rate position and the market situation and outlook, the necessary financial measures are adopted to align this position with that desired by the Group. These measures can range from the taking of positions on markets to the definition of the interest rate features of commercial products.

The metrics used by the Group to control interest rate risk in these activities are the repricing gap, the sensitivity of net interest margin and market value of equity to changes in interest rates, the duration of capital and value at risk (VaR) for economic capital calculation purposes.

Structural foreign currency risk/hedges of results

These activities are monitored by measuring positions, VaR and results on a daily basis.

10 In early 2015, the criterion for coverage of the core capital ratio was changed from phase-in to fully loaded.

Structural equity risk

These activities are monitored by measuring positions, VaR and results on a monthly basis.

Limit control system

As already stated for the market risk in trading, under the framework of the annual limits plan, limits are set for balance sheet structural risks, responding to the Group's risk appetite level.

The main limits are:

•	Balance sheet structural interest rate risk:
o	Limit on the sensitivity of interest income / (charges) to 1 year.
o	Limit of the sensitivity of equity value.
•	Structural exchange rate risk:
o	Net position in each currency (for hedging positions of results).

In the event of exceeding one of these limits or their sub limits, the risk management responsibles must explain the reasons it occurred and provide action plans to correct it.

4.    Pensions and actuarial risks

4.1. Pensions risk

In managing the risk associated with the defined-benefit employee pension funds, the Group assumes the financial, market, credit and liquidity risks incurred in connection with the fund's assets and investments and the actuarial risks arising from the fund's liabilities, i.e. the pension obligations to its employees.

The aim pursued by the Group in pensions risk control and management is primarily to identify, measure, follow up, control, mitigate and report this risk. The Group’s priority, therefore, is to identify and mitigate all clusters of pensions risk.

Therefore, in the methodology used by the Group, the total losses on assets and liabilities in a stress scenario defined by changes in interest rates, inflation, stock markets and property indices, as well as credit and operational risk, are estimated every year.

4.2. Actuarial risk

Actuarial risk arises from biometric changes in the life expectancy of insureds (life insurance), unexpected increases in projected indemnity payments in non-life insurance and, in any event, unexpected changes in the behavior of insurance policyholders in exercising the options envisaged in the contracts.

A distinction is made between the following actuarial risks:

•	Life liability risk: risk of loss in the value of life insurance liabilities caused by fluctuations in the risk factors affecting such liabilities:
•	Mortality/longevity risk: risk of loss due to changes in the value of liabilities as a result of changes in the estimate of the probability of death/survival of insureds.
•	Morbidity risk: risk of loss due to changes in the value of liabilities as a result of changes in the estimate of the probability of disability/incapacity of insureds.
•

Surrender/lapse risk: risk of loss due to changes in the value of liabilities as a result of the early termination of the contract or changes in the policyholders' exercise of rights with regard to surrender, extraordinary contributions and/or paid up options.

•	Expense risk: risk of loss due to changes in the value of liabilities arising from adverse variances in expected expenses.
•	Catastrophe risk: losses caused by the occurrence of catastrophic events that increase the entity's life liabilities.
•	Non-life liability risk: risk of loss due to changes in the value of non-life insurance liabilities caused by fluctuations in the risk factors affecting such liabilities:
•	Premium risk: loss arising from the lack of sufficient premiums to cater for claims that might be made in the future.
•	Reserve risk: loss arising from the lack of sufficient reserves for claims incurred but not settled, including the expenses arising from the management of such claims.
•	Catastrophe risk: losses caused by the occurrence of catastrophic events that increase the entity's non-life liabilities.

e) Liquidity and funding risk

Structural liquidity management seeks to finance the Group's recurring business with optimal maturity and cost conditions, avoiding the need to assume undesired liquidity risks.

Liquidity management at the Group is based on the following principles:

•	Decentralized liquidity model.
•	Medium- and long-term liquidity needs arising from the business must be funded using medium- and long-term instruments.
•	High proportion of customer deposits, as a result of a commercial balance sheet.
•	Diversification of wholesale funding sources by: instrument/investor; market/currency; and maturity.
•	Restrictions on recourse to short-term wholesale financing.
•	Availability of a sufficient liquidity reserve, including a capacity for discounting at central banks, to be drawn upon in adverse situations.
•	Compliance with the regulatory liquidity requirements at Group and subsidiary level, as a new conditioning factor in management.

In order to ensure the effective application of these principles by all the Group entities, it was necessary to develop a single management framework resting on the following three cornerstones:

•

A solid organizational and governance model that ensures the involvement of the subsidiaries’ senior management in decision-taking and its integration into the Group’s global strategy. The decision-making process for all structural risks, including liquidity and funding risk, is carried out by Local Asset and Liability Committees (ALCO) in coordination with the Global ALCO, which is the body empowered by Banco Santander’s board in accordance with the corporate Asset and Liability Management (ALM) framework. This governance model has been reinforced as it has been included within the Santander Risk Appetite Framework. This framework meets the demands of regulators and market players emanating from the financial crisis to strengthen banks’ risk management and control systems.

•

In-depth balance sheet analysis and measurement of liquidity risk, supporting decision-taking and its control. The objective is to ensure the Group maintains adequate liquidity levels necessary to cover its short- and long-term needs with stable funding sources, optimizing the impact of their costs on the income statement, both in normal and stressed conditions. The Group’s liquidity risk management processes are contained within a conservative risk appetite framework established in each geographic area in accordance with its commercial strategy. This risk appetite defines maximum tolerance levels for key risk factors using internal and regulatory metrics in both normal and stressed market conditions, which establish the limits within which the subsidiaries can operate in order to achieve their strategic objectives.

•	Management adapted in practice to the liquidity needs of each business. Every year, based on business needs, a liquidity plan is developed which will ensure oa solid balance sheet structure, with a diversified presence in the wholesale markets in terms of products and maturities, with moderate recourse to short-term products.

othe use of liquidity buffers and limited use of balance sheet assets.

ocomplying with both regulatory metrics and other metrics included in each entity’s risk appetite statement. Over the course of the year, all the dimensions of the plan are monitored.

The Group develops the ILAAP, or internal liquidity adequacy process), an internal self-assessment process of the adequacy of liquidity which must be integrated into the Group’s other risk management and strategic processes. It focuses on both quantitative and qualitative matters and is used as input for the SREP (Supervisory Review and Evaluation Process). The ILAAP shares the stress scenarios described above, with the Santander Group recording sound liquidity ratios in all of these.

Funding strategy and evolution of liquidity in 2017

2.1. Funding strategy

Santander’s funding activity over the last few years has focused on extending its management model to all Group subsidiaries, including new incorporations, and, in particular, adapting the strategies of the subsidiaries to the increasingly demanding requirements of both markets and regulators.

In general terms, the approaches to funding strategies and liquidity management implemented by Santander subsidiaries are being maintained.

•	Maintaining adequate and stable medium and long-term wholesale funding levels.
•	Ensuring a sufficient volume of assets which can be discounted in central banks as part of the liquidity reserve.
•	Strong liquidity generation from the commercial business through lower credit growth and increased emphasis on attracting customer deposits

All these developments, built on the foundations of a solid liquidity management model, enable Santander to enjoy a very robust funding structure today. The basic features of this are:

•

High share of customer deposits due to its retail focused balance sheet. Customer deposits are the Group’s main source of funding, representing just over two-thirds of the Group’s net liabilities (i.e. of the liquidity balance) and 92% of net loans as of December 2017, moreover, these deposits are a highly stable due to the fact that they mainly arise from retail client activity.  This represents an increase with respect to the 2016 figure of 87%.  The liquidity evolution over the year can explain the majority of this change.

•

Diversified wholesale funding focused on the medium and long term, with a very small relative short-term component. Medium and long term wholesale funding accounts for 18% of the Group’s net funding and comfortably covers the lending not financed by customer deposits (commercial gap).

2.2. Evolution of liquidity in 2017

At the end of 2017, in comparison with 2016, the Group reported:

•

A stable ratio of credits over net assets (total assets minus trading derivatives and inter-bank balances) of 75%, similar to the level in recent years. This high level in comparison with European competitors reflects the retail nature of Grupo Santander’s balance sheet.

•	Net loan-to-deposit ratio (LTD ratio) at 109%, within a very comfortable range (below 120%). This stability shows a balanced growth between assets and liabilities.
•	The ratio of customer deposits plus medium and long-term funding to lending was held at 115% in the year.
•	Reduced recourse to short-term wholesale funding. The ratio was around 2%, in line with previous years.
•

Lastly, the Group’s structural surplus (i.e. the excess of structural funding resources - deposits, medium and long-term funding and capital - over structural liquidity needs - fixed assets and loans) rose in 2017, to an average of €156,927 million, unchanged on the end of the previous year.

Early compliance with regulatory ratios

As part of its liquidity management model, in recent years the Group has been managing the implementation, monitoring and early compliance with the new liquidity requirements set by international financial legislation.

•	LCR (Liquidity Coverage Ratio)

The regulatory requirement for this ratio in 2017 was set at 80%. As of January 1, 2018 the minimum increases to 100%. As a result, the Group, both at a consolidated and subsidiary level, has increased its risk appetite from 100% in 2017 to 105% in 2018.

The Group’s strong short-term liquidity starting position, combined with autonomous management of the ratio in all major units, enabled compliance levels of more than 100% to be maintained throughout the year, at both the consolidated and individual levels. As of December 2017, the Group’s LCR ratio stood at 133%, comfortably exceeding the regulatory requirement. Although this requirement has only been set at the Group level, the other subsidiaries also comfortably exceed this minimum ratio.

•	NSFR (Net Stable Funding Ratio)

The final definition of the net stable funding ratio approved by the Basel Committee in October 2014, has not yet come into effect. The Basel requirement still needs to be written into the CRR, which is expected to be published in the second half of 2018.  The NSFR regulatory requirements will only become binding two years after its inclusion into European Law.  However, the Group has defined a management limit of 100% at the consolidated level and for almost all of its subsidiaries.

With regards to this ratio, Santander benefits from a high weight of customer deposits, which are more stable, permanent liquidity needs deriving from commercial activity funded by medium- and long-term instruments and limited recourse to short-term funds. Taken together, this enables Santander to maintain a balanced liquidity structure, reflected in NSFR ratios greater than 100%, both at Group and individual levels as at end December 2017.

In particular, the NSFR of the parent bank was 105%, the UK 121%, Brazil 109% and the United States 110%.

In short, the liquidity models and management of the Group and its main subsidiaries have enabled them to meet both regulatory metrics well ahead of schedule.

Asset encumbrance

It is important to note the Group's moderate use of assets as security for structural balance-sheet funding sources.

Following the guidelines laid down by the European Banking Authority (EBA) in 2014, the concept of asset encumbrance includes both on-balance-sheet assets provided as security in transactions to obtain liquidity and off-balance-sheet assets that have been received and re-used for the same purpose, as well as other assets associated with liabilities for reasons other than funding.

The reported Group information as required by the EBA at 2017 year-end is as follows:

On-balance-sheet encumbered assets

		Carrying
		amount of non-
	Carrying amount of	encumbered
Thousands of millions of euros	encumbered assets	assets
Loans and advances	224.9	803.9
Equity instruments	16.3	10.8
Debt securities	89.8	109.6
Other assets	18.6	170.5
Total assets	349.6	1,094.7

Encumbrance of collateral received

		Fair value of
	Fair value of	collateral received
	encumbered	or own debt
	collateral received	securities issued
	or own debt	available for
Thousands of millions of euros	securities issued	encumbrance
Collateral received	86.7	27.2
Loans and advances	—	—
Equity instruments	3.2	5.5
Debt securities	81.6	21.7
Other collateral received	1.9	—
Own debt securities issued other than own covered bonds or ABSs	—	3.6

Encumbered assets and collateral received and matching liabilities

Assets, collateral received
	Matching liabilities,	and own debt securities
	contingent liabilities or	issued other than covered bonds
Thousands of millions of euros	securities lent	and ABSs encumbered
Total sources of encumbrance (carrying amount)	330.7	436.3

On-balance-sheet encumbered assets amounted to €349.6 thousand million, of which 64% are loans (mortgage loans, corporate loans, etc.). Off-balance-sheet encumbered assets amounted to €86.7 thousand million, relating mostly to debt securities received as security in asset purchase transactions and re-used. Taken together, these two categories represent a total of €436.3 thousand millions of encumbered assets, which give rise to €330.7 thousand millions of matching liabilities.

As at June 2017, total asset encumbrance in funding operations represented 28.0% of the Group’s extended balance sheet under EBA criteria (total assets plus guarantees received: €1,558 billion as of June 2017). The increase in this ration compared to the values reported in 2016 are due to the acquisition of Banco Popular in June 2017, whose balance sheet was more encumbered than the rest of Grupo Santander.

Lastly, regard should be had to the different sources of encumbrance and the role they play in the Group’s funding:

•

45 % of total encumbered assets relate to security provided in medium- and long-term financing transactions (with residual maturity of more than one year) to fund the commercial balance-sheet activity. This places the level of asset encumbrance in “structural” funding transactions at 13% of the expanded balance sheet under EBA standards.

The other 55 % relate to transactions in the short-term market (with residual maturity of less than one year) or to security provided in derivative transactions whose purpose is not to fund the ordinary business activity but rather to ensure efficient short-term liquidity management.

f) Operational risk

Santander Group defines operational risk (OR) as the risk of losses from defects or failures in its internal processes, people or systems, or external events, thus covering risk categories such as fraud, and technological, cyber, legal and conduct risk.

Operational risk is inherent to all products, activities, processes and systems and is generated in all business and support areas. For this reason, all employees are responsible for managing and controlling the operational risks generated in their sphere of action.

This chapter refers to operational risks in general (these are also referred to as non-financial risks in Santander). Particular aspects of some risk factors are set out in more detail in specific sections (e.g. section C.4. Compliance and conduct risk).

The Group’s target in the area of OR management and control is to identify, assess and mitigate risk concentrations, regardless of whether they produce losses or not. Analyzing exposure to OR helps to establish priorities in managing this risk. During 2017, the Group has sought further improvement in its management model through a number of different initiatives designed by the Risks division. One of these initiatives is to continue the AORM (Advanced Operational Risk Management) transformation project. This program is designed to enhance operational risk management capacities through an advanced risk measurement approach, helping to reduce future exposure and losses impacting the income statement.

The various phases of the operational risk management and control model are the following:

•	Identify the inherent risk in all the Group’s activities, products, processes and systems.
•	Define the target profile for the risk, specifying the strategies by unit and time frame, by establishing the OR appetite and OR tolerance for the annual losses estimation and monitoring thereof.
•	Measure and assess operational risk objectively, continuously and consistently with regulatory and sector standards.
•	Continuously monitor operational risk exposure, and implement control procedures and improve the internal control environment.
•	Establish mitigation measures that eliminate or minimize the risk.
•	Develop regular reports on operational risk exposure and its level of control for senior management and the Group’s areas and units, and inform the market and regulatory bodies.
•	Define and implement the methodology needed to calculate internal capital in terms of expected and unexpected loss.

The following are needed for each of the aforementioned processes:

•	Define and implement systems that enable operational risk exposure to be monitored and controlled, taking advantage of existing technology and achieving the maximum automation of applications.
•	Define and document policies for managing and controlling operational risk, and implement management tools for this risk in accordance with regulations and best practices.
•	Define common tools, taxonomies and metrics for the entire Organization.

Risk identification, measurement and assessment model

A series of quantitative and qualitative corporate techniques and tools have been defined by the Group to identify, measure and assess operational risk. These are combined to produce a diagnosis on the basis of the risks identified and an assessment of the area or unit through their measurement and evaluation.

The quantitative analysis of this risk is carried out mainly with tools that register and quantify the level of potential losses associated with operational risk events. Qualitative analysis seek to assess aspects (coverage, exposure) linked to the risk profile, enabling the existing control environment to be captured.

Implementation of the model and initiatives

Almost all the Group’s units are now incorporated into the model with a high degree of homogeneity.

The Group completed its transformation to an advanced operational risk management (AORM) approach in 2017. The program has a twofold objective: on one hand, to consolidate the current operational risk model, and, on the other, to adopt the best market practices and to use monitoring of an integrated and consolidated operational risk profile to direct the business strategy and tactical decisions in a proactive way.

Operational risk information system

The Group’s corporate information system, called Heracles, supports operational risk management tools, providing information for reporting functions and needs at both local/corporate levels. The objective of Heracles is to improve decision making for OR management throughout the Organization.

This objective will be achieved by ensuring that those responsible for risks in every part of the Organization have a comprehensive vision of the risk, and the supporting information they need, when they need it. This comprehensive and timely vision of risk is facilitated by the integration of various programs, such as assessment or risks and controls, scenarios, events and metrics, using a common taxonomy and methodological standards. This integration provides a more accurate risk profile and significantly improves efficiency by cutting out redundant and duplicated effort.

Cyber-security and data security plans:

Throughout 2017, Santander continued paying full attention to cyber-security risks, which affect all companies and institutions, including those in the financial sector. This situation is a cause of concern for all entities and regulators, prompting the implementation of preventative measures to be prepared for any attack of this kind.

A new organizational structure has been specified and Group governance for management and control of this risk has been reinforced. Specific committees have been set up and cyber-security metrics have been included in the Group's risk appetite. These metrics have been monitored and reported in the geographies and at global level.

The Group’s intelligence and analysis function has also been reinforced, by contracting Bank threat monitoring services. In addition, progress is being made in mitigation activities related to the identification and access management in all geographies, with the backing of senior management.

Progress has also been made in the incident registration, notification and escalation mechanisms for internal reporting and reporting to supervisors.

Mitigation measures

The Group uses the model to monitor the mitigation measures for the main risk which have been identified through the internal OR management tools (internal event database, indicators, self-assessment, scenarios, audit recommendations, etc.) and other external information sources (external events and industry reports).

Active mitigation management became even more important in 2017, with the participation of the first line of defense and the operational risk control function, through which specialist business and support functions exercise additional control. Furthermore, the Group continued to move forward with pre-emptive implementation of operational risk management and control policies and procedures.

Business continuity plan

The Group has a business continuity management system (BCMS), which ensures that the business processes of the Bank's entities continue to operate in the event of a disaster or serious incident.

The basic objective is to:

•	Minimize the possible damage from an interruption to normal business operations on people, and adverse financial and business impacts for the Group.
•	Reduce the operational effects of a disaster, providing predefined and flexible guidelines and procedures to be used to re-launch and recover processes.
•	Restart time-sensitive business operations and associated support functions, in order to achieve business continuity, stable profits and planned growth.
•	Protect the public image of, and confidence in, the Santander Group.
•	Meet the Group’s obligations to its employees, customers, shareholders and other stakeholders.

During 2017, the Group continued to advance in implementing and continuously improving its business continuity management system. The Bank has reviewed the methods and approaches to reinforce governance of the review and approval of continuity strategies and plans, to ensure that this process is implemented at the appropriate level within the organization, to comply with new regulatory requirements and to cover emerging risks (such as cyber-risk).

g) Compliance and conduct risk

Scope, aim, definitions and objective

The compliance and conduct function fosters the adherence of Santander Group to the rules, supervisory requirements, principles and values of good conduct, by setting standards, and discussing, advising and reporting in the interest of employees, customers, shareholders and the community as a whole.

This function addresses all matters related to regulatory compliance, prevention of money laundering and terrorism financing, governance of products and consumer protection, and reputational risk.

Compliance and Conduct has cemented the progress made in the two previous years. In 2017, the function has taken a leap forward at the corporate level and in the various units of the Group, as part of the strategic compliance program now underway.

Under the current corporate configuration of the three lines of defense at Santander Group, Compliance and Conduct is an independent second-line control function under the CEO, reporting directly and regularly to the board of directors and its committees, through the GCCO (Group Chief Compliance Officer). This configuration is aligned with the requirements of banking regulation and with the expectations of supervisors.

The risk are defined as:

-	Conduct and compliance risk: risk arising from practices, processes or behaviors that are inappropriate or in breach of internal regulations, the law or the supervisor's requirements.
-

Reputational risk: risk of current or potential negative economic impact to the Bank due to damage to the perception of the Bank on the part of employees, customers, shareholders/investors and the wider community.

The Group’s objective is to minimize the probability that irregularities occur and that any irregularities that should occur are identified, assessed, reported and quickly resolved.

Other control functions (risks and audit) also take part in controlling these risks.

Compliance risk control and supervision

The first lines of defense have the primary responsibility for managing compliance and conduct risks, jointly with the business units, that directly originate such risks, and the compliance and conduct function. This is performed either directly or through assigning compliance and conduct activities or tasks.

The function is also responsible for setting up, fostering and ensuring that units begin to use the standardized frameworks, policies and standards applied throughout the Group. For this purpose, in 2017 a standard regulatory tree has been developed throughout the Group, as well as a process for its monitoring and systematic control.

The GCCO is responsible for reporting to Santander Group’s governance and management bodies, and must also advise and inform, as well as promote the development of the function. This is independently of the Risks function's other reporting to the governance and management bodies of all Group risks, which also includes compliance and conduct risks.

In 2017, the Bank has reinforced and evolved the new compliance and conduct model, especially at the Group's units. The Corporation has put in place the necessary components to ensure ongoing control and oversight by creating robust governance schemes, and systems for reporting and interacting with units in accordance with the parent/subsidiaries governance model operated by the Group.

Furthermore, Internal Audit - as part of the third line of defense functions - performs the tests and audits necessary to verify that adequate controls and oversight mechanisms are being applied, and that the Group’s rules and procedures are being followed.

In 2017, the Bank has reviewed, updated and streamlined corporate frameworks for the compliance and conduct function. These are first-level documents that regulate the function, with which the management bodies of the various units must comply.

•	General compliance framework.
•	Products and services marketing and consumer protection framework.
•	Anti-money laundering and anti-terrorist financing framework.

The General Code of Conduct enshrines the ethical principles and rules of conduct that govern the actions of all Santander Group’s employees. It is supplemented in certain matters by the rules found in other codes and their internal rules and regulations.

In addition, the General Code of Conduct sets out:

•	Compliance functions and responsibilities.
•	The rules governing the consequences of non-compliance with it.
•	A whistle-blowing channel for the submission and processing of reports of allegedly irregular conduct.

The Compliance and Conduct function, under the supervision of the Risk supervision, Regulation and Compliance Committee (RSRCC), is responsible for ensuring effective implementation and oversight of the General Code of Conduct, as the board is the owner of the Code and the corporate frameworks that implement it.

A highlight of 2017 was the development of a reputational risk model that captures the key elements for managing risk in this area. The model is being gradually implemented in the units.

This model identifies the main sources of reputational risk, establishing a preventive approach for its correct management, determines the functions involved in the management and control of this risk and its governance bodies.

Governance and the organizational model

In accordance with the mandate entrusted by the board to the Compliance and Conduct function, in 2017, great strides were made in the strategic compliance program. In the two previous years, the scope and objectives of the model were defined, and the initiative was implemented at the corporate level. In 2017, it was implemented at the Group's various units, so that by the end of 2018 the Bank will have achieved compliance and conduct function in line with the highest standards of the finance industry.

Governance

The following corporate committees - each of which has a corresponding local replica - are collegiate compliance and conduct governance bodies:

The Regulatory Compliance Committee is the collegiate body for regulatory compliance matters. It has the following key functions:

(i)	Controlling and overseeing regulatory compliance risk in the Group, as a second line of defense;
(ii)	Specifying the regulatory compliance risk control model throughout the Santander Group, based on common regulations applicable to several countries where the Group operates.
(iii)	Deciding on significant regulatory compliance issues that might pose a risk to the Group.
(iv)	Fixing the correct interpretation of the General Code of Conduct and specialized codes, and making proposals for improvement.

In 2017, the Regulatory Compliance Committee held four meetings.

The Corporate Commercialization Committee is the collegiate governance body for the approval of products and services. It has the following key functions:

(i)	Validating new products or services proposed by the parent company or by any subsidiary/Group unit, prior to their launch.
(ii)

Establishing the commercialization risk control model in the Group, including risk assessment indicators, and proposing the commercialization and consumer protection risk appetite to the Compliance Committee.

(iii)

Establishing interpretation criteria and approving the reference models to develop the corporate product and service marketing and consumer protection framework, and its rules, and to validate the local adaptations of those models.

(iv)

Assessing and deciding which significant marketing questions might pose a potential risk for the Group, depending on the authorities granted or the powers required to be exercised under legal obligations.

The Corporate Commercialization Committee met 12 times in 2017 and presented a total of 148 proposals of new products/services and models or other reference documents regarding commercialization, having validated all of them except one.

The Monitoring and Consumer Protection Committee is the Group’s collegiate governance body for the monitoring of products and services, and the assessment of customer protection issues in all Group units. It has the following key functions:

(i)

Monitoring the marketing of products and services by country and by product type, reviewing all the available information and focusing on products and services under special monitoring, and costs of conduct, compensation to customers, sanctions, etc.

(ii)	Monitoring the common claim measurement and reporting methodology, based on root-cause analysis, and the quality and sufficiency of the information obtained.
(iii)	Establishing and assessing how effective corrective measures can be when risks are detected in the governance of products and consumer protection within the Group.
(iv)	Identifying, managing and reporting preventively on the problems, events, significant situations and best practices in commercialization and consumer protection in a transversal way across the Group.

The Monitoring and Consumer Protection Committee met 23 times in 2017.

The Anti-money Laundering/ Anti-terrorism Financing Committee is the collegiate body in this field. It has the following key functions:

(i)	Controlling and overseeing the risk of anti-money laundering and anti-terrorism financing (AML/ATF) in the Group, as second line of defense
(ii)	Defining the AML/ATF risk control model in Santander Group.
(iii)	Creating reference models for the development of the AML/ATF frameworks and their regulations.
(iv)	Monitor projects for improvement and transformation plans for AML/ATF and, where appropriate, set in motion supporting or corrective measures.

During 2017, this committee met four times.

The Reputational Risk Steering Committee. This governance body was created in September 2016 to safeguard proper implementation of the reputational risk model.

The committee is chaired by the Group Chief Compliance Officer, whose main functions are:

-	Supporting implementation of the corporate reputational risk model.
-	Evaluating sources of reputational risk, and their criticality.
-	Defining action plans to prevent reputational risk.
-	Analyzing reputational risk events.
-	Specifying processes for escalation and reporting to senior management in matters of reputational risk.

The committee met four times in 2017.

The Corporate Compliance and Conduct Committee is the high-level collegiate body of the Compliance and Conduct function, bringing together the objectives of the committee's referred to above.

Its main functions are as follows:

(i)	Monitoring and assessing compliance and conduct risk which could impact Santander Group, as the second line of defense.
(ii)	Proposing updates and modifications to the general compliance framework and corporate function frameworks for ultimate approval by the board of directors.
(iii)	Reviewing significant compliance and conduct risk events and situations, the measures adopted and their effectiveness, and proposing that they be escalated or transferred, whenever the case may be.
(iv)	Setting up and assessing corrective measures when risks of this kind are detected in the Group, either due to weaknesses in established management and control, or due to new risks appearing.
(v)	Monitoring new regulations which appear or those modified, and establishing their scope of application in the Group, and, if applicable, the adaptation or mitigation measures necessary.

The Corporate Compliance and Conduct Committee met nine times in 2017.

Regulatory compliance

Functions

The following functions are in place for adequate control and supervision of regulatory compliance risks:

•	Implement the Group's General Code of Conduct and other codes and rules developing the same. Advise on resolving doubts that arise from such implementation.
•	Receive and handle the accusations made by employees or third parties via the whistle blowing channel.
•

Direct and coordinate investigations into non-compliance, being able to request support from Internal Audit and proposing the sanctions that might be applicable in each case to the Irregularities Committee.

•

Control and oversee compliance risk relating to: (i) employee-related events (Corporate Defense); (ii) regulations affecting the organization (General Data Protection Regulation – GDPR – and Foreign Account Tax Compliance Act –FATCA) ; (iii) compliance with specific regulations on international markets (Volcker Rule, EMIR, Dodd-Frank); (iv) publication of relevant Santander Group information; and (v) implementation of policies and rules to prevent market abuse.

•	Report significant Group information to the Comisión Nacional del Mercado de Valores, Spain's securities market regulator, and the regulators of other exchanges on which Santander is listed.
•	Oversee mandatory training activities on regulatory compliance.

Product governance and consumer protection

The products and consumer protection governance function defines the key elements needed for adequate management and control of commercialization and consumer protection risks, which are defined as risks arising from inadequate practices in customer relations, customer treatment, the products offered to customers and their suitability for each specific customer.

Anti-money laundering and anti-terrorism financing

One of Santander Group's strategic objectives is to maintain an advanced and efficient anti-money laundering and anti-terrorism financing systems, constantly adapted to international regulations, with the capacity to confront the development of new techniques by criminal organizations.

h) Reputational risk

In 2017, the Group made significant progress implementing the corporate reputational risk model, which is now embedded in the Corporation.

The specific characteristics of reputational risk are a vast number of sources that requires a unique approach and control model, separate from other risks. The reputational risk management requires for a global interaction with both first and second lines of defense functions and with management functions in relation to the stakeholders in order to ensure a consolidated supervision of the risk, efficiently supported on the current control frameworks. The aim is for reputational risk to be integrated into both business and support activities, and internal processes, thus allowing the risk control and oversight functions to integrate them in their activities.

The reputational risk model is accordingly based on a prominently preventive approach to risk management and control, and also on effective processes for identification and early warning management of events, and subsequent monitoring of events and detected risks.

i)Model risk

The Santander Group has far-reaching experience in the use of models to help make all kinds of decisions, and risk management decisions in particular.

A model is defined as a system, approach or quantitative methods which applies theories, techniques or statistical, economic, financial or mathematical hypotheses to convert input data into quantitative estimates. The models are simplified representations of real world relationships between observed characteristics, values and observed assumptions. By simplifying in this way, the Group can focus attention on the specific aspects which are considered to be most important to apply a certain model.

Use of models entails model risk, defined as the risk of loss arising from inaccurate predictions that prompt the Bank to take sub-optimal decisions, or misuse of a model.

According to this definition, the sources of Model Risk are as follows:

•	the model itself, due to the utilization of incorrect or incomplete data, or due to the modelling method used and its implementation in systems,
•	improper use of the model.

The materialization of model risk may prompt financial losses, inadequate commercial and strategic decision making or damages to the Group’s reputation.

Santander Group has been working towards the definition, management and control of model risk for several years. Since 2015, a specific area has been put aside to control this risk, within the Risk Division.

Model risk management and control functions are performed in the Corporation and in each of the Group's core entities. These functions are guided by the model risk management model, with principles, responsibilities and processes that are common across the Group. The model addresses organization, governance, model management and model validation, among other matters.

j)Strategic risk

For Santander, strategic risk counts with a strategic risk control and management model which is used as a reference for Group subsidiaries. This model includes the definition of the risk, the principles and key processes for management and control, as well as functional and governance aspects.

Strategic risk is the risk of loss or harm arising from strategic decisions or poor implementation of decisions affecting the long-term interests of the Group’s main stakeholders, or inability to adapt to changes in the environment.

The entity’s business model is a key factor for strategic risk. It has to be viable and sustainable, and capable of generating results in line with the Bank's objectives and over time.

k)Capital risk

Santander Group defines capital risk as the risk that the Entity does not have sufficient capital, in quantitative or qualitative terms, to fulfil its internal business objectives, regulatory requirements, or market expectations.

The capital risk function, in its capacity as second line of defense, controls and oversees the activities of the first line of defense chiefly by means of the following processes:

•	Supervision of capital planning and adequacy exercises through a review of all their components (balance sheet, profit and loss account, risk-weighted assets and available capital).
•	Ongoing supervision of the Group's capital measurement activities, including single operations with capital impact.

The Group commands a sound solvency position, above the levels required by regulators and by the European Central bank.

In late 2017, the ECB sent each entity its minimum prudential capital requirements for the following year. In 2018, at the consolidated level, Grupo Santander has to maintain a minimum capital ratio of 8.655% CET1 phase-in (4.5% for Pillar I, 1.5% for Pillar 2 requirement, 1.875% for the capital conservation buffer, 0.75% as a Global Systemically Important Entity and 0.03% as a Counter-cyclical buffer). Grupo Santander must also maintain a minimum Tier 1 phase-in capital ratio of 1.5%, and minimum total phase-in capital of 12.155%.

1.Regulatory capital

In 2017, the solvency target set was achieved. Santander’s CET1 fully loaded ratio stood at 10.84% at the close of the year, demonstrating its organic capacity to generate capital. The key regulatory capital figures are indicated below:

Reconciliation of accounting capital with regulatory capital (Millions of Euros)

	2017	2016
Subscribed capital	8,068	7,291
Share Premium account	51,053	44,912
Reserves	52,577	49,244
Treasury shares	(22)	(7)
Attributable profit	6,619	6,204
Approved dividend	(2,029)	(1,667)
Shareholders’ equity on public balance sheet	116,265	105,978
Valuation Adjustments	(21,777)	(15,039)
Non-controlling interests	12,344	11,761
Total Equity on public balance sheet	106,833	102,699
Goodwill and intangible assets	(28,537)	(28,405)
Eligible preference shares and preferred securities	7,635	6,469
Accrued dividend	(968)	(802)
Other adjustments (*)	(7,679)	(6,253)
Tier I (Phase-in)	77,283	73,709

(1)Fundamentally for non-computable non-controlling interests and deductions and prudential filters in compliance with CRR

The following table shows the Phase-in capital coefficients and a detail of the eligible internal resources of the Group:

	2017	2016
Capital coefficients
Level 1 ordinary eligible capital (millions of euros)	74,173	73,709
Level 1 additional eligible capital (millions of euros)	3,110	—
Level 2 eligible capital (millions of euros)	13,422	12,628
Risk-weighted assets (millions of euros)	605,064	588,088
Level 1 ordinary capital coefficient (CET 1)	12.26%	12.53%
Level 1 additional capital coefficient (AT1)	0.51%	—
Level 1 capital coefficient (TIER1)	12.77%	12.53%
Level 2 capital coefficient (TIER 2)	2.22%	2.15%
Total capital coefficient	14.99%	14.68%

Eligible capital (Millions of Euros)

Eligible capital	2017	2016
Common Equity Tier I	74,173	73,709
Capital	8,068	7,291
(-) Treasure shares and own shares financed	(22)	(10)
Share Premium	51,053	44,912
Reserves	52,241	49,234
Other retained earnings	(22,363)	(14,924)
Minority interests	7,991	8,018
Profit net of dividends	3,621	3,735
Deductions	(26,416)	(24,548)
Goodwill and intangible assets	(22,829)	(21,585)
Others	(3,586)	(2,963)
Additional Tier I	3,110	—
Eligible InstrumentsAT1	8,498	6,469
T1-excesses-subsidiaries	347	351
Residual value of dividends	(5,707)	(6,820)
Others	(27)	—
Tier II	13,422	12,628
Eligible Instruments T2	9,901	9,039
Gen. Funds and surplus loans loss prov. IRB	3,823	3,493
T2-excesses - subsidiaries	(275)	96
Others	(27)	—
Total eligible capital	90,706	86,337

Note: Santander Bank and its affiliates had not taken part in any State aid programs.

Model roll-out

As regards credit risk, the Group continued its plan to implement Basel’s advanced internal rating-based (AIRB) approach for almost all the Group’s banks (up to covering more than 90% of net exposure of the credit portfolio under these models). Meeting this objective in the short term will also be conditioned by the acquisition of new entities, as well as by the need for coordination between supervisors of the validation processes of internal models.

The Group operates in countries where the legal framework among supervisors is the same, as is the case in Europe via the Capital Directive. However, in other jurisdictions, the same process is subject to the cooperation framework between the supervisor in the home country and that in the host country with different legislations. This means, in practice, adapting to different criteria and calendars in order to attain authorization for the use of advanced models on a consolidated basis.

The Group currently has supervisory authorization to use advanced approaches for calculating the regulatory capital requirements for credit risk of the parent bank and its main subsidiaries in Spain, the UK and Portugal, and certain portfolios in Mexico, Brazil, Chile, Scandinavia (Sweden, Finland, Norway), France and the US. The strategy of implementing Basel in the Group is focused on achieving use of advanced models in the main institutions in the Americas and Europe. During 2017, the Portugal IFIC portfolios were authorized, and we a awaiting completion of the supervisory validation process for the Chile institutions and sovereigns, Santander Consumer Germany mortgages and most of its revolving products and PSA UK retail, dealers and fleets.

With regard to operational risk, Grupo Santander currently applies the standard approach to calculating regulatory capital, as set out in the European Capital Directive. In February 2016, the European Central Bank authorized the use of the alternative standard approach to calculate capital requirements at consolidated level in Banco Santander Brasil.

As for the other risks expressly considered in Basel Pillar I, in market risk this year the Group received permission to use its internal model in the treasury trading activity in the UK, in addition to those already authorized in Spain, Chile, Portugal and Mexico.

Leverage ratio

The leverage ratio has been defined within the regulatory framework of Basel III as a measure of the capital required by financial institutions not sensitive to risk. The Group performs the calculation as stipulated in CRD IV and its subsequent amendment in EU Regulation no. 573/2013 of January 17, 2015, which was aimed at harmonizing calculation criteria with those specified in the BCBS “Basel III leverage ratio framework” and “Disclosure requirements” documents.

This ratio is calculated as Tier 1 capital divided by leverage exposure. Exposure is calculated as the sum of the following items:

•	Accounting assets, excluding derivatives and items treated as deductions from Tier 1 capital (for example, the balance of loans is included, but not that of goodwill).
•	Off-balance-sheet items (mainly guarantees, unused credit limits granted and documentary credits) weighted using credit conversion factors.
•	Inclusion of net value of derivatives (gains and losses are netted with the same counterparty, minus collaterals if they comply with certain criteria) plus a charge for the future potential exposure.
•	A charge for the potential risk of security funding transactions.
•	Lastly, it includes a charge for the risk of credit derivative swaps (CDS).

The European Commission’s proposals to modify CRR and CRD IV on November 23, 2016, foresee a mandatory requirement of a 3% leverage ratio for Tier 1 capital, which would be added to the own funds requirements in the article 92 of the CRR. The proposals for the Commission’s modification also point to the possibility of introducing a buffer of leverage ratio for global systemic entities in the future.

Millions of Euros	31-12-2017	31-12-2016
Leverage
Level 1 Capital	77,283	73,709
Exposure	1,463,090	1,364,889
Leverage Ratio	5.28%	5.40%

Global systemically important banks

The Group is one of 30 banks designated as global systemically important banks (G-SIBs).

The designation as a systemically important entity is based on the measurement set by regulators (the FSB and BCBS), based on 5 criteria (size, cross-jurisdictional activity, interconnectedness with other financial institutions, substitutability and complexity).

This definition means it has to fulfil certain additional requirements, which consist mainly of a capital buffer (1%), in TLAC requirements (total loss absorbing capacity), that we have to publish relevant information more frequently than other banks, greater regulatory requirements for internal control bodies, special supervision and drawing up of special reports to be submitted to supervisors.

The fact that Grupo Santander has to comply with these requirements makes it a more solid bank than its domestic rivals.